Exhibit 10.18

                                        Date(s) Revised:___________________

                             TENANT (LEASE) SUMMARY
                              FULL SERVICE OFFICE

Lease Execution Date: 10/9/87
Lease Amendments (purpose, date): Letter metering expenses -- 12/16/87

Landlord:       Hacienda Park Associates
Address:        4637 Chabot Drive, Suite 300
                Pleasanton, CA 94566
    Contact:    Joe Callahan

Tenant:         Johansen Investment Corp. dba SCJ Insurance Serv.
Address:        4698 Willow Rd.
                Pleasanton, CA 94566
    Contact:    Shirley Rapp
    Phone #:    463-1374

Broker:         Ted Helgans
    Company:    CPS
    Phone #:    463-2300

PROPERTY INFORMATION:
Property/Project:       Site 30A -- Saratoga Center
                        Bldg.: A&B Acreage: 5,575 APN: 941-2759-20
                        Sqft.: A-41,656 1B-41,574 (bldg.) 13,179/B-2117 (tenant)
                        Address: 5934 Gibraltar Drive Suite: 100 & 202
                        Pleasanton, CA 94566
*Tenant's Project %: 15.8-A/2.5-B Tenant's Building %: 31.6-A/5%-B
Lease Term: 5 years 0 months
Estimated Lease Commencement date: 10/15/87 Actual Date: 10/15/87
Lease Expiration Date: 9/14/92
Late Payment Charges: 5 days or 5%
Deposit Received: (Security) N/A  (Mo. rent) 1 mo.
Renewal Option (term, base rent, notice date): Holdover @ 100% of existing rent rate. No option presided.
Landlord's Tenant Improvements: (AT&T moved into Spec Bldg 2 space.)
Information below if from Spec Bldg 2 Construction File.

Architect               (company): Interform    (contact): D. Gould
General Contractor      (company): Vanderson    (contact): J. Merryman
Consultants (by Specialty):

Building Permit #: 9496-1                   Building Permit #:_________________
    Type: TI                                Type:______________________________
    Date Issued: 9/  /8                     Date Issued:_______________________
    Date Final: 7/25/87                     Date Final:________________________
Notice of Completion: (dt)  /  /8 #-  828              (dt)___________#________
Executed Plans, Specs (Date):   /
As Built Drawings (Date): N/A
Comments (punchlist, etc.): Signed punchlist 10/26/87

Tenant Improvement Cost Allowance - Turnkey
Total Allowance ($/sq.ft.):  29.37  =  Existing:  8.97  +  New:  20.40
Actual Tenant Improvement Cost ($/sq.ft.):  29.57
        Construction Cost (Gen'l Cont.):  +29,451
        Change Orders (Date Executed, Amount): (1)Dt: 10/20/87    Amt: 2634
                                                      --------         --------
        (2)Dt: 11/9/87     Amt: 353            (3)Dt:             Amt:
               --------         --------              --------         --------
        (4)Dt:             Amt:                (5)Dt:             Amt:
               --------         --------              --------         --------
        (5)Dt:             Amt:                (7)Dt:             Amt:
               --------         --------              --------         --------
        Indirect Cost (Permits, A&E, etc.): A&E-3,616.45, allowance-31,795.76
        _______________________________________________________________________
        _______________________________________________________________________

Excess Tenant Improvements:
        Actual Amount Over Allowance ($/sq.ft.):  N/A
        Rent Adjustment Factor: N/A
        Maximum T.I. Amount ($/sq.ft.): N/A

Monthly Rental: Operating Expenses (base year 1987)
                                                           Total Monthly
                        Outside Area     Building              Rental
Period     Base Rent       Expense        Expense     -----------------------
(Month)  (Rate/sf/mo) + (Rate/sf/mo) + (Rate/sf/mo) = (Rate/sf/mo)  ($Amount)
-------  ------------   ------------   ------------   ------------   ---------
   5           .22         $0.43           Inc.          $0.65        10,000
  25          1.22         $0.43           Inc.           1.65        25,200
  30          1.38          0.43           Inc.           1.81        27,720

NNN Rent - per limitation expenses, any $ paid by landlord must be deducted from base rent to get NNN.

Additional Rent (Item, Payment Cycle, Rate/SF/Mo): Adj operating as needed with actual start due 120 days after EOY. Use 10% vacancy to calculate estimate.

Rental Escalations (Date, Reason, Rate/SF/Mo):_________________________________
_______________________________________________________________________________

Miscellaneous (Limitations on Expenses, etc.): Expenses do not include optional services.

Operating expenses capped at $0.43 1st year only_______________________________

Lease Amendment Required: (Date, Reason, Adj to Rate/SF/Mo): Site moving expenses.

Operating Expenses:

  Landlord:             Tenant pays estimated base year operating expenses per
                        Exhibit D of the lease. Operating expenses include building expenses not limited to real property taxes and assessments, insurance, gas and electric service for normal business hours (7:00 a.m. to 6:30 p.m.), HVAC maintenance and repair, property management at 3% of the annual gross income, domestic and irrigation water and sewer rental, general building maintenance, building supplies, fire, alarm, and HVAC system monitoring and repair. Outside area expenses include but are not limited to landscape irrigation and landscaping maintenance, replacement and repair.

  Tenant:               None except off hour PG&E usage and adjustments to Base
                        Year.

Utilities & Services:   By Tenant, gas, electrical, telephone, domestic water
                        and sewer rental separatley metered for Tenant.

Comments (General):     Lease form used:  Full Service Office.

                                                        Date: November 16, 1989


               CALLAHAN PROPERTY COMPANY - SUMMARY OF LEASE COSTS


TENANT:   SCJ INSURANCE SERVICES
          -----------------------------------

PROJECT:  SARATOGA CENTER - SITE 30A             SQUARE FEET:  3,100
          -----------------------------------                  --------------

                                                        ESTIMATE                    FINAL
                                                        --------                    -----
TENANT IMPROVEMENT COSTS:
------------------------
                                                Date:  11/15/89              Date:
                                                       ----------                   ----------

        General Contractor VCI:                        $22,455
                                                       ----------                   ----------
                Change Orders #1:
                                                       ----------                   ----------
                Change Orders #2:
                                                       ----------                   ----------
        Other Contractors:

                1.      TELCO COMMUNICATION            $ 5,950
                        -----------------------        ----------                   ----------
                2.
                        -----------------------        ----------                   ----------
                3.
                        -----------------------        ----------                   ----------

        Landlord Pre-Purchased Materials:

                1.
                        -----------------------        ----------                   ----------
                2.
                        -----------------------        ----------                   ----------
                3.
                        -----------------------        ----------                   ----------

                                      Sub Total:       $28,405
        Other Costs:

                Permits and Plan Check:                INCLUDED IN VCI
                                                       ---------------              ----------
                Other Municipal Fees:
                                                       ----------                   ----------
                Space Planning                         $ 2,500
                                                       ----------                   ----------
                Other Costs:

                1.      MOVING EXPENSE                 $ 2,100
                        -----------------------        ----------                   ----------
                2.
                        -----------------------        ----------                   ----------

                SIGNAGE

                Commissions - None - No rent increase

                        Callahan Property Company
                                                       ----------                   ----------
                        Other
                                                       ----------                   ----------
                                      Sub Total:       $ 4,600
                                                       ==========                   ==========
                                          TOTAL:       $33,005

                                          BY:           GTC
                                                       ----------                   ----------

                                     LEASE

                          (FULL SERVICE OFFICE LEASE)

                                 BY AND BETWEEN

                    CALLAHAN PENTZ PROPERTIES, PLEASANTON -
                   SITE 30A, A CALIFORNIA GENERAL PARTNERSHIP
                                  ("LANDLORD")

                                      AND

                        JOHANSEN INVESTMENT CORPORATION
                           dba SCJ INSURANCE SERVICE
                                   ("TENANT")

                                  OCT. 9, 1987


                  FOR THE APPROXIMATELY 13,179 SF PREMISES AT
                 5934 GIBRALTAR DRIVE, PLEASANTON, CA 94566 AND
                     2,117 SF PREMISES AT 4698 WILLOW ROAD,
                              PLEASANTON, CA 94566

                                 LEASE SUMMARY
                           FULL SERVICE OFFICE LEASE

         LEASE DATE:                           October 9, 1987

         LANDLORD:                             Callahan Pentz Properties, Pleasanton -
                                               Site 30A

         LANDLORD'S ADDRESS:                   4637 Chabot Drive, Suite 300
                                               Pleasanton, CA 94566

         TENANT:                               Johansen Investment Corporation dba
                                               SCJ Insurance Service

         TENANT'S ADDRESS:                     4698 Willow Road,
                                               Pleasanton, CA 94566

         CONTACT:                              Shirley Lapp

         TELEPHONE:                            (415) 463-1374

         PREMISES:                             Premises A: 13,179 Square Feet, 5934 Gibraltar Drive,
                                               Pleasanton, CA 94566 and Premises B: 2,117 Square
                                               Feet, 4698 Willow Road, Pleasanton, CA 94566

         BUILDING SQUARE                       41,656 Square Feet at 5934 Gibraltar
         FOOTAGE:                              41,574 Square Feet at 4698 Willow Road

         PROJECT ACREAGE:                      4,575

         ANTICIPATED
         COMMENCEMENT DATE:                    October 15, 1987

         TERM:                                 October 15, 1987, to September 14, 1992

         NET MONTHLY RENT:                     $3,434.35/month

         ESTIMATED OPERATING                   $5,930.55/month (Premises A)
         EXPENSE BASE:                         $  635.10/month (Premises B)

         TOTAL:                                $10,000.00/month

         NET MONTHLY RENT                      March 15, 1988 - $18,634.35
         INCREASES:                            April 15, 1990 - $21,154.35

         SECURITY DEPOSIT:                     N/A.

         TENANT'S PERCENTAGE:                  31.6% at 5934 Gibraltar Drive
                                               5% at 4698 Willow Road

                               TABLE OF CONTENTS
                          (FULL SERVICE OFFICE LEASE)


       PARAGRAPH                                                           PAGE

        1.      BASIC LEASE PROVISIONS  . . . . . . . . . . . . . . . . . .   1

        2.      PREMISES  . . . . . . . . . . . . . . . . . . . . . . . . .   2

        3.      DEFINITIONS   . . . . . . . . . . . . . . . . . . . . . . .   2

        4.      LEASE TERM  . . . . . . . . . . . . . . . . . . . . . . . .   4

        5.      RENT  . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

        6.      LATE PAYMENT CHARGES  . . . . . . . . . . . . . . . . . . .   5

        7.      SECURITY DEPOSIT  . . . . . . . . . . . . . . . . . . . . .   5

        8.      HOLDING OVER  . . . . . . . . . . . . . . . . . . . . . . .   6

        9.      TENANT IMPROVEMENTS   . . . . . . . . . . . . . . . . . . .   6

       10.      CONDITION OF PREMISES   . . . . . . . . . . . . . . . . . .   6

       11.      USE OF THE PREMISES   . . . . . . . . . . . . . . . . . . .   6

       12.      QUIET ENJOYMENT   . . . . . . . . . . . . . . . . . . . . .   7

       13.      ALTERATIONS   . . . . . . . . . . . . . . . . . . . . . . .   7

       14.      SURRENDER OF THE PREMISES   . . . . . . . . . . . . . . . .   7

       15.      OPERATING EXPENSES  . . . . . . . . . . . . . . . . . . . .   8

       16.      TAXES   . . . . . . . . . . . . . . . . . . . . . . . . . .  12

       17.      UTILITIES AND SERVICES  . . . . . . . . . . . . . . . . . .  13

       18.      REPAIR AND MAINTENANCE  . . . . . . . . . . . . . . . . . .  13

       19.      LIENS   . . . . . . . . . . . . . . . . . . . . . . . . . .  14

       20.      LANDLORD'S RIGHT TO ENTER THE PREMISES  . . . . . . . . . .  14

       21.      SIGNS   . . . . . . . . . . . . . . . . . . . . . . . . . .  14

       22.      INSURANCE   . . . . . . . . . . . . . . . . . . . . . . . .  15

       23.      WAIVER OF SUBROGATION   . . . . . . . . . . . . . . . . . .  16

       24.      DAMAGE OR DESTRUCTION   . . . . . . . . . . . . . . . . . .  17

       25.      CONDEMNATION  . . . . . . . . . . . . . . . . . . . . . . .  18

       26.      ASSIGNMENT AND SUBLETTING   . . . . . . . . . . . . . . . .  18

       27.      DEFAULT   . . . . . . . . . . . . . . . . . . . . . . . . .  19

       28.      SUBORDINATION   . . . . . . . . . . . . . . . . . . . . . .  21

       29.      NOTICES   . . . . . . . . . . . . . . . . . . . . . . . . .  22

       30.      ATTORNEYS' FEES   . . . . . . . . . . . . . . . . . . . . .  22

       31.      TENANT STATEMENTS   . . . . . . . . . . . . . . . . . . . .  22

       32.      TRANSFER OF THE BUILDING BY LANDLORD  . . . . . . . . . . .  23

       33.      LANDLORD'S RIGHT TO PERFORM TENANT'S COVENANTS  . . . . . .  23

       34.      TENANT'S REMEDY   . . . . . . . . . . . . . . . . . . . . .  23

       35.      MORTGAGEE PROTECTION  . . . . . . . . . . . . . . . . . . .  23

       36.      BROKERS   . . . . . . . . . . . . . . . . . . . . . . . . .  23

       37.      ACCEPTANCE  . . . . . . . . . . . . . . . . . . . . . . . .  23

       38.      RECORDING   . . . . . . . . . . . . . . . . . . . . . . . .  23

       39.      DISCLOSURE  . . . . . . . . . . . . . . . . . . . . . . . .  23

       40.      PARKING   . . . . . . . . . . . . . . . . . . . . . . . . .  24

       41.      GENERAL   . . . . . . . . . . . . . . . . . . . . . . . . .  24

       42.      TERMINATION AGREEMENT   . . . . . . . . . . . . . . . . . .  25

                                LIST OF EXHIBITS

EXHIBIT A                      The Premises

EXHIBIT B                      The Project

EXHIBIT C                      Work Letter Agreement

EXHIBIT D                      Commencement Date Memorandum

EXHIBIT E                      Rules and Regulations

EXHIBIT F                      Utilities and Services

EXHIBIT G                      Termination Agreement

                                     LEASE

                          (FULL SERVICE OFFICE LEASE)

         THIS LEASE (the "Lease"), for reference purposes only dated October 9, 1987, is entered into by and between Callahan Pentz Properties, Pleasanton - Site 30A ("Landlord"), whose address is 4637 Chabot Drive, Suite 300, Pleasanton, California and Johansen Investment Corporation, a California corporation dba SCJ Insurance Service ("Tenant"), whose address is 4698 Willow Road, Pleasanton, California.

         1.      BASIC LEASE PROVISIONS.

                 1.1 PREMISES. Approximately thirteen thousand one hundred and seventy-nine (13,179) square feet (Premises A), commonly known as the street address of 5934 Gibraltar Drive, Suite No. 100, and Suite No. 202, and two thousand one hundred seventeen (2,117) square feet (Premises B), commonly known as the street address of 4698 Willow Road, in the City of Pleasanton (the "City"), County of Alameda (the "County"), California, as more particularly described in EXHIBIT A. Premises A and Premises B are sometimes hereafter referred to collectively as the "Premises".

                 1.2 BUILDING. The Building in which each of the respective Premises is located.

                 1.3      ANTICIPATED COMMENCEMENT DATE.  October 15, 1987.

                 1.4 TERM. Five (5) years and zero (0) months, commencing upon the Commencement Date as defined in Paragraph 3.3 and ending October 14, 1992.

                 1.5 USE. General office purposes, subject to Paragraph II.

                 1.6 MONTHLY RENT. Commencing on the first month of the Term and continuing on the first day of each month thereafter, Tenant shall pay to Landlord Total Monthly Rent consisting of the following:

                 1.6.1 NET MONTHLY RENT: Commencing on the first day of the first month of the Term, Tenant shall pay Three Thousand Four Hundred and Thirty-four and 35/100ths ($3,434.35) Dollars.

                 1.6.2 OPERATING EXPENSE BASE. The amount of Operating Expenses for Premises A, as defined in Paragraph 15.1.1, is Five Thousand Nine Hundred and Thirty and 55/100ths ($5,930.55) Dollars per month. The Operating Expense Base is forty-five hundredths Dollars ($.45) per rentable square foot of the Premises per month. The amount of Operating Expenses for Premises B, as defined in Paragraph 15.1.2, is Six Hundred and Thirty-five and 10/100ths ($635.10) Dollars for Premises B per month. The Operating Expense Base is thirty hundredths ($.30) Dollars per rentable square foot of the Premises per month.

                 1.7 NET MONTHLY RENT ADJUSTMENTS. The Monthly Rent shall be increased during the Term as follows: March 15, 1988, to Eighteen Thousand Six Hundred and Thirty-four and 35/100ths ($18,634.35) Dollars and then April 15, 1990, to Twenty-one Thousand One Hundred and Fifty-four and 35/100ths ($21,154.35) Dollars.

         Landlord hereby acknowledges receipt of one month's payment of Monthly Rent to be applied toward the first month of the Term.

                 1.8      SECURITY DEPOSIT.  N/A.

                 1.9 TENANT'S PERCENTAGE. The percentage determined by dividing the approximate square footage of the Premises by the approximate total square footage of the Building. Tenant's Percentage is to be 31.6% for the purposes of this Lease at 5934 Gibraltar Drive and 5.0% at 4698 Willow Road.

                 1.10 PROJECT. The real property upon which the Building is located consisting of approximately 4.575 acres, as more particularly described in EXHIBIT B.

                 1.11 CC&R'S. Those Covenants, Conditions and Restrictions recorded as Instrument No. 85-1439.6, of the Official Records of the County, on January 24, 1987, as amended, incorporated herein by this reference. By placing its initials below, Tenant hereby acknowledges that it has received and read a complete copy of the CC&R's.

                 Tenant's
                 Initials:         [SIG]
                                -----------------

                 1.12     BROKER(S) N/A.

                 1.13     ADDENDUM PROVISIONS.  Options to renew:  N/A

         2. PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises together with a right in common to the Common Area, as defined in Paragraph 3.2, and the Outside Area, as defined in Paragraph 3.7. Tenant's right to use the Common Area shall be a right in common with other tenants of the Building, and Tenant's right to use the Outside Area shall be a right in common with other tenants of the Project.

         3. DEFINITIONS. The following terms shall have the following meanings in this Lease:

                 3.1 ALTERATIONS. Any alterations, additions or improvements made in, on or about the Building or the Premises after the Commencement Date, including, but not limited to, lighting, heating, ventilating, air conditioning, electrical, partitioning, drapery and carpentry installations.

                 3.2 COMMON AREA. All areas and facilities within the Building provided and designated by Landlord for the general use, convenience or benefit of Tenant and other tenants and occupants of the Building, including, without limitation, hallways, stairs, elevators, entrances and exits, restrooms, appurtenant equipment serving the Building, and trash disposal facilities, subject to the reasonable rules and regulations and changes therein from time to time promulgated by Landlord governing the use of the Common Area.

                 3.3 COMMENCEMENT DATE. If no Tenant Improvements are to be constructed, the Commencement Date shall be the Anticipated Commencement Date set forth in Paragraph 1.3. If Tenant Improvements are to be constructed, the Commencement Date shall be the earliest occurring of the following:

                 3.3.1 The date the City has approved the Tenant Improvements constructed pursuant to EXHIBIT C in accordance with its building code, evidenced by its completion of a final inspection and written approval of such improvements as so completed in accordance with the building permit issued for such improvements; or

                 3.3.2 The date Landlord's architect and general contractor have both certified in writing to Tenant that all work described in the plans approved by Landlord and Tenant for the Tenant Improvements to be constructed pursuant to EXHIBIT C has been substantially completed in accordance with such plans; or

                 3.3.3    The date Tenant commences occupancy of the Premises.

         Once the actual Commencement Date has been determined pursuant to the foregoing, the parties shall execute a Commencement Date Memorandum in the form attached hereto as EXHIBIT D.

                 3.4      HVAC.  Heating, ventilating and air conditioning.

                 3.5 INTEREST RATE. Twelve percent (12%) per annum, however, in no event to exceed the maximum rate of interest permitted by law.

                 3.6 LANDLORD'S AGENTS. Landlord's authorized agents, partners, subsidiaries, directors, officers, and employees.

                 3.7 OUTSIDE AREA. All areas and facilities within the Project, exclusive of the interior of the Building and any other buildings on the Project, provided and designated by Landlord for the general use and convenience of Tenant and other tenants and occupants of the Project, including, without limitation, the parking areas, access and perimeter roads, sidewalks, landscaped areas, service areas, trash disposal facilities, and similar areas and facilities, subject to the reasonable rules and regulations and changes therein from time to time promulgated by Landlord governing the use of the Outside Area.

                 3.8 REAL PROPERTY TAXES. Any form of assessment, license, fee, rent tax, levy, penalty (if a result of Tenant's delinquency), or tax (other than net income, estate, succession, inheritance, transfer or franchise taxes), imposed by any authority having the direct or indirect power to tax, or by any city, county, state or federal government or any improvement or other district or division thereof, whether such tax is: (i) determined by the area of the Project or any part thereof or the rent and other sums payable hereunder by Tenant or by other tenants, including, but not limited to, any gross income or excise tax levied by any of the foregoing authorities with respect to receipt of such rent or other sums due under this Lease; (ii) upon any legal or equitable interest of Landlord in the Project or the buildings thereon or any part thereof; (iii) upon this transaction or any document to which Tenant is a party creating or transferring any interest in all or any part of the Project; (iv) levied or assessed in lieu of, in substitution for, or in addition to, existing or additional taxes against the Project whether or not now customary or within the contemplation of the parties; or (v) surcharged against the Outside Area.

                 3.9 RENT. Monthly Rent plus the Additional Rent defined in Paragraph 5.2.

                 3.10 SUBLET. Any transfer, sublet, assignment, license or concession agreement, change of ownership, mortgage, or hypothecation of this Lease or the Tenant's interest in the Lease or in and to all or a portion of the Premises.

                 3.11 SUBRENT. Any consideration of any kind received, or to be received, by Tenant from a subtenant if such sums are related to Tenant's interest in this Lease or in the Premises, including, but not limited to, bonus money and payments (in excess of fair market value) for Tenant's assets including its trade fixtures, equipment and other personal property, goodwill, general intangibles, and any capital stock or other equity ownership of Tenant.

                 3.12 SUBTENTANT. The person or entity with whom a Sublet agreement is proposed to be or is made.

                 3.13 TENANT IMPROVEMENTS. Those improvements to the Premises to be constructed by Landlord pursuant to EXHIBIT C, if any.

                 3.14 TENANT'S PERSONAL PROPERTY. Tenant's trade fixtures, furniture, equipment and other personal property in the Premises.

         4.      LEASE TERM.

                 4.1 TERM. The Term shall be as set forth in Paragraph 1.4, as it may be renewed pursuant to any options to renew granted herein.

                 4.2 DELIVERY OF POSSESSION. If Landlord is unable to deliver possession of the Premises to Tenant on the Commencement Date, Landlord shall not be subject to liability therefor, nor shall such failure effect the validity of this Lease, the obligations of Tenant, or extend the Term. In such case, subject to the provisions of Section 4.3, Tenant shall not be obligated to pay Rent or perform any other obligations of Tenant under this Lease, except as may be otherwise provided herein, until possession of the Premises is tendered to Tenant; provided, however, if Landlord has not delivered possession of the Premises within sixty (60) days from the Commencement Date, Tenant may, at Tenant's option with notice in writing to Landlord within ten (10) days thereafter, cancel this Lease. If such notice is not received by Landlord within such ten (10) day period, Tenant's right to cancel this Lease shall terminate and be of no further force and effect.

                 4.3 TENANT DELAYS. If the Commencement Date has not occurred on or before the Anticipated Commencement Date set forth in Paragraph 1.3, due to the fault of the Tenant, then notwithstanding any other provision hereof, the Commencement Date of this Lease shall be the date specified as the Anticipated Commencement Date and Tenant shall commence payment to Landlord of the Monthly Rent set forth in Paragraph 1.6. Delays "due to the fault" of Tenant shall include those caused by:

                          4.3.1   Tenant's failure to furnish information to
Landlord for the preparation of plans and drawings for the Tenant Improvements in accordance with EXHIBIT C;

                          4.3.2   Tenant's request for special materials,
finishes or installations which are not readily available;

                          4.3.3   Tenant's failure to reasonably approve the
space plan for the Tenant Improvements in accordance with the time period set forth in EXHIBIT C;

                          4.3.4   Tenant's changes in the space plan or the
Final Plans after their approval by Landlord;

                          4.3.5   Tenant's failure to complete any of its own
improvement work to the extent Tenant delays completion by the City of its final inspection and approval of the Tenant Improvements described in EXHIBIT C; or

                          4.3.6   Interference with Landlord's work caused by
Tenant or by Tenant's contractors or subcontractors.

                 4.4. EARLY ENTRY. If Tenant is permitted to occupy the Premises prior to the Commencement Date for the purpose of fixturing or any other purpose permitted by Landlord, such early entry shall be at Tenant's sole risk and subject to all the terms and provisions hereof, except for the payment of Monthly Rent which shall commence on the date set forth in Paragraph 1.6. Landlord shall have the right to impose such additional conditions on Tenant's early entry as Landlord shall deem appropriate, and shall further have the right to require that Tenant execute an early entry agreement containing such conditions prior to Tenant's early entry.

         5.      RENT.

                 5.1 MONTHLY RENT. Tenant shall pay to Landlord, in lawful money of the United States, commencing on the date specified in Paragraph 1.6 and continuing on the first day of each calendar month thereafter throughout the Term, the Monthly Rent, subject to adjustments as provided in Paragraph 1.7. Monthly Rent shall be payable in advance, without abatement, deduction, claim, offset, prior notice or demand and shall be prorated for any partial month.

                 5.2 ADDITIONAL RENT. All monies required to be paid by Tenant under this Lease, including, without limitation, Accrued Excess and Estimated Excess of Operating Expenses, as defined in Paragraph 15.3, and insurance premiums shall be deemed Additional Rent.

         6. LATE PAYMENT CHARGES. Tenant acknowledges that late payment by Tenant to Landlord of Rent and other charges provided for under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult or impracticable to fix. Therefore, if any installment of Rent or any other charge due from Tenant is not received by Landlord within five (5) days of its due date, Tenant shall pay to Landlord an additional sum equal to five percent (5%) of the amount overdue as a late charge for every month or portion thereof that the Rent or other charges remain unpaid. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of the late payment by Tenant.

         Landlord's                        Tenant's
         Initials     /SIG/                Initials     /SIG/
                  ----------------                  ----------------

         7. SECURITY DEPOSIT. Tenant shall deposit with Landlord on the Commencement Date the Security Deposit set forth in Paragraph 1.9 for the full and faithful performance of every provision of this Lease to be performed by Tenant. If Tenant defaults with respect to any provision of this Lease, Landlord may apply all or any part of the Security Deposit for the payment of any Rent or other sum in default, the repair of such damage to the Premises or the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default to the full extent permitted by law. If any portion of the Security Deposit is so applied, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount. If the Monthly Rent increases during the Term, Landlord shall have the right, upon ten (10) days' notice to Tenant, to require that the Security Deposit be increased by an amount equal to the increase in the Monthly Rent. If Tenant is not otherwise in default, the Security Deposit or any balance thereof shall be returned to Tenant within thirty (30) days of termination of the Lease.

         8. HOLDING OVER. If Tenant remains in possession of all or any part of the Premises after the expiration of the Term, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only and not a renewal hereof or any extension for any further term, and in such case, Rent and other monetary sums due hereunder shall be payable in the amount and at the time applicable at the time of expiration and at the time specified in this Lease and such month-to-month tenancy shall be subject to every other term, covenant and agreement of this Lease.

         9. TENANT IMPROVEMENTS. Landlord agrees to construct the Tenant Improvements, if any, pursuant to the terms of EXHIBIT C.

         10. CONDITION OF PREMISES. If no Tenant Improvements are to be constructed by Landlord, Tenant acknowledges that Tenant has inspected the Premises and accepts the Premises as of the Commencement Date in their "as is" condition. If Tenant Improvements are to be constructed by Landlord, within ten (10) days after completion of the Tenant Improvements, Tenant shall conduct a walk-through inspection of the Premises with Landlord and complete a punch-list of items needing additional work by Landlord. Other than the items specified in the punch-list, by taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as improved with the Tenant Improvements in good, clean and completed condition and repair, subject to all applicable laws, codes and ordinances. The punch-list to be prepared by Tenant shall not include any damage to the Premises caused by Tenant's move-in, which damage shall be repaired or corrected by Tenant, at its expense. Tenant acknowledges that neither Landlord nor its Agents have made any representations or warranties as to the suitability or fitness of the Premises for the conduct of Tenant's business or for any other purpose, nor has Landlord or its Agents agreed to undertake any Alterations or construct any Tenant Improvements to the Premises except as expressly provided in this Lease. If Tenant fails to submit a punch-list to Landlord within such ten (10) day period, it shall be deemed that there are no items needing additional work or repair. Landlord's contractor shall complete all reasonable punch-list items within thirty (30) days after the walk-through inspection or as soon as practicable thereafter. Upon completion of such punch-list items, Tenant shall approve such completed items in writing to Landlord. If Tenant fails to reasonably approve such items within seven (7) days of completion, such items shall be deemed approved by Tenant.

         11.     USE OF THE PREMISES.

                 11.1 TENANT'S USE. Tenant shall use the Premises solely for the purposes specified in Paragraph 1.5 and shall not use the Premises for any other purpose without obtaining the prior written consent of Landlord. Tenant's use of the Premises, the Common Area, and the Outside Area shall be subject to the Rules and Regulations set forth in EXHIBIT E as amended from time to time by Landlord. Tenant agrees that the Project is subject and this Lease is subordinate to the CC&R's. Tenant acknowledges that it has read the CC&R's and knows the contents thereof. Throughout the Term, Tenant shall faithfully and timely perform and comply with the CC&R's and any modification or amendments thereof. Tenant shall hold Landlord and its Agents harmless and indemnify Landlord and its Agents against any loss, expense, damage, attorneys' fees and costs or liability arising out of or in connection with the failure of Tenant to so perform or comply with the CC&R's.

                 11.2 COMPLIANCE. Tenant shall not use the Premises or suffer or permit anything to be done in or about the Project which will in any way conflict with any law, statute, zoning restriction, ordinance or governmental law, rule, regulation or requirement of duly constituted public authorities now in force or which may hereafter be in force, or the requirements of the Board of Fire Underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises or the Project. Tenant shall continuously and uninterruptedly conduct its business in the Premises during the Term and shall not abandon the Premises. Tenant shall not commit any public or private nuisance or any other act or thing which might or would disturb the quiet enjoyment of any other tenant of Landlord or any occupant of nearby property. Tenant shall place no loads upon the floors, walls or ceilings in excess of the maximum designed load determined by Landlord or which endanger the structure; nor place any harmful liquids in the drainage systems; nor dump or store waste materials or refuse or allow such to remain outside the Building proper, except in the enclosed trash areas provided, if any. Tenant shall not store or permit to be stored or otherwise placed any other material of any nature whatsoever outside the Building. In particular, Tenant, at its sole cost, shall comply with all laws relating to the storage, use and disposal of hazardous, toxic or radioactive matter, including those materials identified in Sections 66680 through 66685 of Title 22 of the California Administrative Code, Division 4, Chapter 30 ("Title 22") as they may be amended from time to time (collectively "Toxic Materials"). If Tenant does store, use or dispose of any Toxic Materials, Tenant shall notify Landlord in writing at least ten (10) days prior to their first appearance on the Premises.

         12. QUIET ENJOYMENT. Landlord covenants that Tenant, upon performing the terms, conditions and covenants of this Lease, shall have the quiet and peaceful possession of the Premises as against any person claiming the same by, through or under Landlord.

         13. ALTERATIONS. After the Commencement Date, Tenant shall not make or permit any Alterations in, on or about the Premises, except for nonstructural Alterations not exceeding Five Thousand and no/100ths Dollars ($5,000.00) in cost, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, and according to plans and specifications reasonably approved in writing by Landlord. Notwithstanding the foregoing, Tenant shall not, without the prior written consent of the Landlord, make any (i) alterations to the exterior of the Building; (ii) alterations to and penetrations of the roof of the Building; or (iii) alterations visible from outside the Building to which Landlord may withhold Landlord's consent on wholly aesthetic grounds. All Alterations shall be installed at Tenant's sole expense, in compliance with all applicable laws, permit requirements and the CC&R's, by a licensed contractor, shall be done in a good and workmanlike manner conforming in quality and design with the Premises existing as of the Commencement Date, and shall not diminish the value of either the Building or the Premises. All Alterations made by Tenant shall be and become the property of Landlord upon installation and shall not be deemed Tenant's Personal Property; provided, however, that Landlord may, at its option, require that Tenant, at Tenant's expense, remove any or all nonstructural Alterations installed by Tenant and return the Premises to their condition as of the Commencement Date of this Lease, normal wear and tear excepted and subject to the provisions of Paragraph 24. Notwithstanding any other provision of this Lease, Tenant shall be solely responsible for the maintenance and repair of any Alterations made by it to the Premises.

         14. SURRENDER OF THE PREMISES. Upon the expiration or earlier termination of the Term, Tenant shall surrender the Premises to Landlord in its condition existing as of the Commencement Date, normal wear and tear and fire or other casualty excepted, with all interior areas cleaned. Tenant shall remove from the Premises all of Tenant's Alterations required to be removed pursuant to Paragraph 13, and all Tenant's Personal Property and repair any damage and perform any restoration work caused by such removal. If Tenant fails to remove such Alterations and Tenant's Personal Property, and such failure continues after the termination of this Lease, Landlord may retain such property and all rights of Tenant with respect to it shall cease, or Landlord may place all or any portion of such property in public storage for Tenant's account. Tenant shall be liable to Landlord for costs of removal of any such Alterations and Tenant's Personal Property and storage and transportation costs of same, and the cost of repairing and restoring the Premises, together with interest at the Interest Rate from the date of expenditure by Landlord.

         15. OPERATING EXPENSES. The term "Operating Expenses" shall be defined to include the "Building Expenses" and the "Outside Area Expenses," as defined in Paragraphs 15.1.1, 15.1.2 and 15.2.

                 15.1.1 (PREMISES A) BUILDING EXPENSES. The term "Building Expenses" for Premises A shall mean all expenses, costs and disbursements of every kind and nature which Landlord shall pay or become obligated to pay in connection with the ownership, maintenance, repair and operation of the Building and Common Area and such additional Building or Common Area facilities in subsequent years as may be determined by Landlord to be necessary, including, but not limited to, the following:

                          (i)     Wages and salaries of all employees engaged
in the operation, maintenance and security of the Building and Common Area, including taxes, insurance and benefits relating thereto; and the rental cost and overhead of any office and storage space used to provide such services;

                          (ii)    Cost of all supplies, materials and labor
used in the operation, repair, replacement and maintenance of the Building and Common Area;

                          (iii)   Cost of all utilities, including surcharges,
for the Building and Common Area, including the cost of water, sewer, gas, power, heating, lighting, air conditioning and ventilating;

                          (iv)    Cost of all maintenance and service
agreements for the Building and Common Area and the equipment thereon, including, but not limited to, security and energy management services, tenant security phone line monitoring, window cleaning, floor waxing, elevator maintenance, janitorial service, including janitorial service to interior leased premises, if Landlord elects to provide such service, engineers, gardeners, and trash removal services;

                          (v)     Cost of all insurance which Landlord or
Landlord's lender deems necessary for the Building and Common Area such as the cost of "All-Risk" property insurance, including, at Landlord's option, earthquake and flood coverage, insurance against loss of rents on an "All-Risk" basis, a lender's loss payable endorsement in favor of Landlord's lender, and naming Landlord and its subsidiaries, directors, agents, officers and employees as named insureds; and casualty and liability insurance applicable to the Building and Landlord's personal property used in connection therewith, naming Landlord and its subsidiaries, directors, agents, officers and employees as additional insureds, all as more particularly described in Paragraph 22;

                          (vi)    Cost of repairs and maintenance of the
Building and Common Area (excluding repairs and general maintenance paid by proceeds of insurance or by Tenant or other third parties, and alterations attributable solely to tenants of the Building);

                          (vii)   A reasonable management fee for the manager
of the Building;

                          (viii)  The costs of any additional services not
provided to the Building and Common Area at the Commencement Date but thereafter provided by Landlord in its management of the same;

                          (ix)    The cost of any capital improvements made to
the Building after the Commencement Date required by the CC&R's, or by any committee or association formed in connection therewith, or any governmental law or regulation, or that reduce other operating expenses, provided that such cost together with interest at the Interest Rate shall be amortized over such reasonable period as Landlord shall determine, and only the monthly amortized cost shall be included in the Building Operating Expenses;

                          (x)     Accounting and attorneys' fees; and

                          (xi)    Licenses, permits, and inspection and related
governmental fees.

                          The cost of additional or extraordinary services
provided to Tenant and not paid or payable by Tenant pursuant to other provisions of this Lease shall be payable by Tenant and may be included by Landlord with Tenant's Percentage of the Building Expenses payable by Tenant on a monthly basis or may be billed to Tenant separately, in a lump sum, as Landlord shall elect.

                          Building Expenses shall not include: (i) the cost of
any additional or extraordinary services provided to other tenants of the Building; (ii) costs paid for directly by Tenant; (iii) principal and interest payments on loans secured by deed of trust recorded against the Building; (iv) real estate sales or leasing brokerage commissions; or (v) executive salaries of off-site personnel employed by Landlord except for the management fee referenced in Paragraph 15.1(vii) above; (vi) janitorial service.

                 15.1.2 (PREMISES B) BUILDING EXPENSES. The term "Building Expenses" for Premises B shall mean all expenses, costs and disbursements of every kind and nature which Landlord shall pay or become obligated to pay in connection with the ownership, maintenance, repair and operation of the Building and Common Area and such additional Building or Common Area facilities in subsequent years as may be determined by Landlord to be necessary, including, but not limited to, the following:

                          (i)     Wages and salaries of all employees engaged
in the operation, maintenance and security of the Building and Common Area, including taxes, insurance and benefits relating thereto; and the rental cost and overhead of any office and storage space used to provide such services;

                          (ii)    Cost of all supplies, materials and labor
used in the operation, repair, replacement and maintenance of the Building and Common Area;

                          (iii)   Cost of all utilities, including surcharges,
for the Building and Common Area, including the cost of water, sewer, gas, power, heating, lighting, air conditioning and ventilating;

                          (iv)    Cost of all maintenance and service
agreements for the Building and Common Area and the equipment thereon, including, but not limited to, security and energy management services, window cleaning, engineers, gardeners, and trash removal services.

                          (v)     Cost of all insurance which Landlord or
Landlord's lender deems necessary for the Building and Common Area such as the cost of "All-Risk" property insurance, including, at Landlord's option, earthquake and flood coverage, insurance against loss of rents on an "All-Risk" basis, a lender's loss payable endorsement in favor of Landlord's lender, and naming Landlord and its subsidiaries, directors, agents, officers and employees as named insureds; and casualty and liability insurance applicable to the Building and Landlord's personal property used in connection therewith, naming Landlord and its subsidiaries, directors, agents, officers and employees as additional insureds, all as more particularly described in Paragraph 22;

                          (vi)    Cost of repairs and maintenance of the
Building and Common Area (excluding repairs and general maintenance paid by proceeds of insurance or by Tenant or other third parties, and alterations attributable solely to tenants of the Building);

                          (vii)   A reasonable management fee for the manager
of the Building;

                          (viii)  The costs of any additional services not
provided to the Building and Common Area at the Commencement Date but thereafter provided by Landlord in its management of the same;

                          (ix)    The cost of any capital improvements made to
the Building after the Commencement Date required by the CC&R's, or by any committee or association formed in connection therewith, or any governmental law or regulation, or that reduce other operating expenses, provided that such cost together with interest at the Interest Rate shall be amortized over such reasonable period as Landlord shall determine, and only the monthly amortized cost shall be included in the Building Operating Expenses;

                          (x)     Accounting and attorneys' fees; and

                          (xi)    Licenses, permits, and inspection and related
governmental fees.

                          The cost of additional or extraordinary services
provided to Tenant and not paid or payable by Tenant pursuant to other provisions of this Lease shall be payable by Tenant and may be included by Landlord with Tenant's Percentage of the Building Expenses payable by Tenant on a monthly basis or may be billed to Tenant separately, in a lump sum, as Landlord shall elect.

                          Building Expenses shall not include: (i) the cost of
any additional or extraordinary services provided to other tenants of the Building; (ii) costs paid for directly by Tenant; (iii) principal and interest payments on loans secured by deed of trust recorded against the Building; (iv) real estate sales or leasing brokerage commissions; or (v) executive salaries of off-site personnel employed by Landlord except for the management fee referenced in Paragraph 15.1(vii) above; (vi) janitorial service.

         15.2 Outside Area Expenses. The term "Outside Area Expenses" shall mean all expenses, costs and disbursements of every kind and nature which Landlord shall pay or become obligated to pay in connection with the Outside Area, including, without limitation, the cost of any policies of insurance covering the Outside Area, the Real Property Taxes for the Project, dues payable to any owner's association established pursuant to the CC&R`s (the "Owners' Association"), and the cost of labor, materials, supplies and services used or consumed in operating, maintaining, repairing and replacing the Outside Area, including, without limitation, the following:

                          (i)     Maintaining, repairing and replacing
landscaping and sprinkler systems;

                          (ii)    Maintaining, repairing and replacing concrete
walkways and paved parking area;

                          (iii)   Maintaining, repairing and replacing signs
and site lighting;

                          (iv)    All utilities provided to the Outside Area;
and

                          (v)     Alterations or improvements to the Outside
Areas required by governmental laws or regulations, the CC&R's or the Owners' Association.

                          If there is more than one (1) building on the
Project, Outside Area Expenses shall be allocated among the buildings on the Project for all Operating Expense accounting purposes, including the determination of the amount of Operating Expense increases chargeable to Tenant pursuant to Paragraph 15.3, on the basis of the ratio of the square footage of each building to the total square footage of all buildings on the Project.

                 15.3 ACCOUNTING. If Tenant's Percentage of the Operating Expenses paid or incurred by Landlord for any calendar year during which this Lease is in effect exceeds the Operating Expense Base included in the Monthly Rent, then Tenant shall pay such excess ("Accrued Excess") as Additional Rent. Within one hundred twenty (120) days after the end of each calendar year, Landlord shall give to Tenant a statement of any Accrued Excess payable by Tenant for the previous calendar year which shall be due and payable within five (5) days of receipt of such statement. In addition, for each calendar year or portion thereof after the first (1st) calendar year or portion thereof that this Lease is in effect, Tenant shall pay Tenant's Percentage of Landlord's estimate of the amount by which the Operating Expenses for that year exceed the Operating Expense Base (the "Estimated Excess"). Tenant shall pay to Landlord, concurrently with the regular Monthly Rent payment next due following receipt of the statement of the Estimated Excess, an amount equal to one monthly installment of the Estimated Excess multiplied by the number of months from January in the calendar year in which such statement is submitted to the month of such payment, both months inclusive. Subsequent installments of the Estimated Excess shall be paid concurrently with the regular Monthly Rent payments for the balance of that calendar year as Additional Rent, and shall continue until the next calendar year's statement is delivered. If, in any calendar year, Tenant's Percentage of actual Operating Expenses is less than the estimate for that year, then, upon receipt of Landlord's annual statement, any overpayments of Estimated Excess made by Tenant shall be credited toward the next Monthly Rent falling due and the monthly installments of Estimated Excess for the current year shall be adjusted to reflect such lower Operating Expenses. Even though the Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Percentage of Operating Expenses for the year in which this Lease terminates, Tenant shall immediately pay any increase due over the estimated Operating Expenses paid and, conversely, any overpayment made if the Operating Expense decrease shall be rebated by Landlord to Tenant. Operating Expenses shall be calculated using standard accounting principles and a vacancy factor of ten percent (10%).

                 15.4 PRORATION. Tenant's liability to pay for Expenses shall be prorated on the basis of a 365-day year to account for any fractional portion of a year included at the commencement or expiration of the Term of this Lease.

                15.5 AUDIT. Tenant, at its expense, shall have the right at all reasonable times and upon reasonable written notice to Landlord to audit Landlord's books and records relating to the Operating Expenses for the first year of the Term and any year or years for which Accrued Excess payments become due; or at Landlord's sole discretion Landlord will provide such audit and work papers prepared by a certified public accountant.

        16.     TAXES.

                16.1 PAYMENT BY TENANT. Real Property Taxes for the Project shall be included within the Operating Expenses pursuant to Paragraph 15.2

                16.2 TAXES ON TENANT IMPROVEMENTS AND PERSONAL PROPERTY. Notwithstanding any other provision hereof, Tenant shall pay the full amount of any increase in Real Property Taxes during the Term resulting from any and all Alterations and Tenant Improvements of any kind whatsoever placed in, on or about the Premises and the Project for the benefit of, at the request of, or by Tenant. Tenant shall pay prior to delinquency all taxes assessed or levied against Tenant's Personal Property in, on or about the Premises. When possible, Tenant shall cause its Personal Property to be assessed and billed separately from the real or personal property of Landlord.

                16.3 INCLUDED ASSESSMENTS. With respect to any assessments which may be levied against or upon the Project, or which under the laws then in force may be evidenced by improvements or other bonds or may be paid in annual installments, only the amount of such annual installment (with appropriate proration for any partial year) and interest due thereon shall be included within the computation of the annual Real Property Taxes levied against the Project.

                16.4 DESCRIPTION. Real Property Taxes and Assessments shall have that definition set forth in the Lease. The term "assessment" as used in such definition shall include any payment for assessment districts and other funding mechanisms, including, but not limited to, improvement districts, maintenance districts, landscaping and lighting districts, public utility districts, special utility districts, special service zones or districts or any combination thereof (collectively "Assessment Districts") for the construction, operation and maintenance of on-site and off-site improvement or services, as required by the City or other governmental entity for construction of certain public improvements which shall benefit the Premises, the Project or Hacienda Business Park. The Assessment Districts may include the following:

                (a) ASSESSMENT DISTRICT NUMBER 1986-7. Assessment District No. 1986-7, North Pleasanton Improvement District No. 2;

                (b) NORTH PLEASANTON IMPROVEMENT DISTRICT (FREEWAYS). Assessment District, North Pleasanton Improvement District (Freeways). The funding provides for the design and construction of interchanges for Interstates 580 and 680; and

                (c) FIRE ASSESSMENT DISTRICT. The North Pleasanton Fire Refunding District No. 1986-4.

                16.5 TENANT'S CONSENT. Tenant hereby consents to the formation of the Assessment Districts or any other districts formed for maintenance, utilities, landscaping lighting special service zones or other improvements in Hacienda Business Park. Tenant hereby waives any right of notice and protest of formation, evidencing such consent and waiver upon request of Landlord or the City.

        17. UTILITIES AND SERVICES. Utilities and services shall be provided to the Premises pursuant to the Standards for Utilities and Services set forth in EXHIBIT F, subject to the conditions and in accordance with the terms of such exhibit. Landlord shall not be liable in damages or otherwise for any failure or interruption of any utility service or other service furnished to the Premises, except that resulting from the act or neglect of Landlord. Any utilities which are not separately metered to the Premises shall be charged to Tenant on an equitable basis as determined by Landlord.

        18.     REPAIR AND MAINTENANCE.

                18.1    BUILDING.
                        18.1.1 LANDLORD'S OBLIGATIONS. Landlord shall keep in good order, condition and repair the structural parts of the Building, which structural parts include only the foundation, subflooring, exterior walls and roof of the Building, except for any damage thereto caused by the negligence or willful acts or omissions of Tenant or of Tenant's agents, employees or invitees, or by reason of the failure of Tenant to perform or comply with any terms, conditions or covenants in this Lease, or caused by Alterations made by Tenant or by Tenant's agents, employees or contractors, which shall be Tenant's responsibility. Landlord shall also maintain, repair and replace the HVAC system for the Premises. It is a condition precedent to all obligations of Landlord to repair and maintain under this Paragraph 18.1.1 that Tenant shall have notified Landlord in writing of the need for such repairs or maintenance. The cost of the repair, maintenance and replacement expenses incurred by Landlord under this paragraph shall be included in the Operating Expenses payable pursuant to Paragraph 15.

                        18.1.2 TENANT'S OBLIGATIONS. Tenant shall at all times and at its own expense clean, keep and maintain in first class condition and repair every part of the Premises which is not within Landlord's obligation pursuant to Paragraph 18.1.1. Tenant's repair and maintenance obligations shall include, without limitation, all plumbing and sewage facilities within the Premises, fixtures, interior walls, floors, ceilings, interior windows, store front, doors, entrances, plateglass, showcases, skylights, all electrical facilities and equipment, including lighting fixtures, lamps, fans and any exhaust equipment and systems, any automatic fire extinguisher equipment within the Premises, electrical motors and all other appliances and equipment of every kind and nature located in, upon or about the Premises. All glass is at the sole risk of Tenant, and any broken glass shall promptly be replaced by Tenant at Tenant's expense with glass of the same kind, size and quality.

                18.2    COMMON AREA AND OUTSIDE AREA.

                        18.2.1 LANDLORD'S OBLIGATIONS. Landlord shall maintain and repair the Common Area and Outside Area in a good, safe and sanitary manner. Landlord shall at all times have exclusive control of the Common Area and Outside Area and may at any reasonable time temporarily close any part thereof, exclude and restrain anyone from any part thereof, except the bona fide customers, employees and invitees of Tenant who use such areas in accordance with the reasonable rules and regulations as Landlord may from time to time promulgate, and may reasonably change the configuration or location of the Common Area or Outside Area. In exercising any such rights, Landlord shall use diligent efforts to minimize any disruption of Tenant's business. Landlord shall have the right to reconfigure the parking area and ingress to and egress from the parking area, and to modify the directional flow of traffic of the parking area.

                18.2.2 COMMON AREA AND OUTSIDE AREA EXPENSES. All costs and expenses as may be paid or incurred by Landlord in maintaining, operating, repairing and replacing the Common Area and Outside Area shall be included within the Operating Expenses pursuant to Paragraph 15.

        18.3 WAIVER. Tenant waives the provisions of Sections 1941 and 1942 of the California Civil Code and any similar or successor law regarding Tenant's right to make repairs and deduct the expenses of such repairs from the Rent due under this Lease.

        18.4 COMPLIANCE WITH GOVERNMENTAL REGULATIONS. Tenant shall, at its cost, comply with, including the making by Tenant of any Alteration to the Premises, all present and future regulations, rules, laws, ordinances, and requirements of all governmental authorities (including state, municipal, County and federal governments and their departments, bureaus, boards and officials) arising from the use or occupancy of, or applicable to, the Premises or the Project or privileges appurtenant thereto.

        19. LIENS. Tenant shall keep the Building and the Project free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant and hereby indemnifies and holds Landlord and its Agents harmless from all liability and cost, including attorneys' fees and costs, in connection with or arising out of any such lien or claim of lien. Tenant shall cause any such lien imposed to be released of record by payment or posting of a proper bond acceptable to Landlord within ten
(10) days after written request by Landlord. Tenant shall give Landlord written notice of Tenant's intention to perform work on the Premises which might result in any claim of lien at least ten (10) days prior to the commencement of such work to enable Landlord to post and record a Notice of Nonresponsibility or other notice reasonably deemed proper by Landlord. If Tenant fails to so remove any such lien within the prescribed ten (10) day period, then landlord may do so and Tenant shall reimburse Landlord upon demand. Such reimbursement shall include all sums incurred by Landlord including Landlord's reasonable attorneys' fees, with interest thereon at the Interest Rate.

        20. LANDLORD'S RIGHT TO ENTER THE PREMISES. Tenant shall permit Landlord and its Agents to enter the Premises at all reasonable times with reasonable notice, except for emergencies in which case no notice shall be required, to inspect the same, to post Notices of Nonresponsibility and similar notices, to show the Premises to interested parties such as prospective lenders and purchasers, to make necessary repairs, to discharge Tenant's obligations hereunder when Tenant has failed to do so within a reasonable time after written notice from Landlord, and at any reasonable time within one hundred eighty (180) days prior the expiration of the Term, to place upon the Building or in the Outside Area ordinary "For Lease" signs and to show the Premises to prospective tenants. The above rights are subject to reasonable security regulations of Tenant, and to the requirement that Landlord shall at all times act in a manner to cause the least possible interference with Tenant's business.

        21. SIGNS. Landlord shall provide Tenant a listing in the Building directory. Tenant shall have no right to maintain Tenant identification signs in any other location in, on or about the Premises, the Building or the Project and shall not display or erect any other Tenant identification sign, display or other advertising material that is visible from the exterior of the Building. The size, design, color and other physical aspects of any permitted sign shall be subject to the Landlord's written reasonable approval prior to installation, any Design Guidelines established pursuant to the CC&R's and any appropriate municipal or other governmental approvals. The cost of the sign installation, and its maintenance and removal expense shall be Tenant's sole expenses. If Tenant fails to maintain any of its permitted signs, or, if Tenant fails to remove any such sign upon termination of this Lease, Landlord may do so at tenant's expense and Tenant's reimbursement to Landlord for such amounts shall be deemed Additional Rent.

        22.     INSURANCE.

                22.1 INDEMNIFICATION. Tenant hereby agrees to defend, indemnify and hold harmless Landlord and its Agents from and against any and all damage, loss, liability or expense including, without limitation, attorneys' fees and legal costs suffered directly or by reason of any claim, suit or judgment brought by or in favor of any person or persons for damage, loss or expense due to, but not limited to, bodily injury and property damage sustained by such person or persons which arises out of, is occasioned by or in any way attributable to the use or occupancy of the Premises, the Building or the Project or any part thereof and adjacent areas by the Tenant, the acts or omissions of the Tenant, its agents, employees or any contractors brought onto the Premises, the Building or the Project by Tenant, except to the extent caused by the negligence or willful misconduct of Landlord or its Agents. Tenant agrees that the obligations assumed herein shall survive this Lease.

                22.2 TENANT'S INSURANCE. Tenant agrees to maintain in full force and effect at all times during the Term, at its own expense, for the protection of Tenant and Landlord, as their interests may appear, policies of insurance issued by a responsible carrier or carriers acceptable to Landlord which afford the following coverages:

                        22.2.1 LIABILITY. Comprehensive general liability insurance in an amount not less than Three Million and no/100ths Dollars ($3,000,000.00) combined single limit for both bodily injury and property damage which includes blanket contractual liability broad form property damage, personal injury, completed operations, products liability, and fire damage legal (in an amount not less than Twenty-Five Thousand and no/100ths Dollars ($25,000.00)), naming Landlord and its Agents as additional insureds.

                        22.2.2 PERSONAL PROPERTY. "All Risk" property insurance (including, without limitation, vandalism, malicious mischief, inflation endorsement, and sprinkler leakage endorsement) on Tenant's Personal Property located on or in the Premises. Such insurance shall be in the full amount of the replacement cost, as the same may from time to time increase as a result of inflation or otherwise, and shall be in a form providing coverage comparable to the coverage provided in the standard ISO All-Risk form.

                22.3 ALL-RISK INSURANCE. During the Term, Landlord shall maintain "All Risk" property insurance (including, at Landlord's option, inflation endorsement, sprinkler leakage endorsement, and earthquake and flood coverage) on the Building, excluding coverage of all Tenant's Personal Property located on or in the Premises, but including the Tenant Improvements. Such insurance shall also include insurance against loss of rents on an "All Risk" basis, including earthquake and flood, in an amount equal to the Monthly Rent and Additional Rent, and any other sums payable under the Lease, for a period of at least twelve (12) months commencing on the date of loss. Such insurance shall name Landlord and its Agents as named insureds and include a lender's loss payable endorsement in favor of Landlord's lender (Form 438 BFU Endorsement). The cost of such policy shall be included in the Operating Expenses payable pursuant to Paragraph 15. If such insurance premiums are increased after the Commencement Date due to Tenant's use of the Premises or any other cause solely attributable to Tenant, Tenant shall pay the full amount of the increase within ten (10) days of notice of such increase. Landlord shall have the right to insure the Building on a policy which includes other buildings on the Project, if any. In such case, the amount of the policy cost to be included in the Building Expenses shall be determined by dividing the square footage of the Premises by the square footage of all buildings covered by such policy.

                22.4 CERTIFICATES. Tenant shall deliver to Landlord at least thirty (30) days prior to the time such insurance is first required to be carried by Tenant, and thereafter at least thirty (30) days prior to expiration of each such policy, certificates of insurance evidencing the above coverage with limits not less than those specified above. The certificates shall expressly provide that the interest of Landlord therein shall not be affected by any breach of Tenant of any policy provision for which such certificates evidence coverage. All certificates shall expressly provide that no less than thirty (30) days' prior written notice shall be given Landlord in the event of cancellation of the coverages evidenced by such certificates.

                22.5 CO-INSURER. If, due to Tenant's failure to comply with the foregoing provisions, Landlord is adjudged a co-insurer by its insurance carrier, then, any loss or damage Landlord sustains by reason thereof, including attorneys' fees and costs, shall be borne by Tenant and shall be immediately paid by Tenant upon receipt of a bill therefor and evidence of such loss.

                22.6 INSURANCE REQUIREMENTS. All insurance shall be in a form satisfactory to Landlord and shall be carried with companies that have a general policy holder's rating of not less than "A" and a financial rating of not less than Class "X" in the most current edition of Best's Insurance Reports; shall provide that such policies shall not be subject to material alteration or cancellation except after at least thirty (30) days' prior written notice to Landlord; and shall be primary as to Landlord. The policy or policies, or duly executed certificates for them, together with satisfactory evidence of payment of the premium thereon, if any, shall be deposited with Landlord prior to the Commencement Date, and upon renewal of such policies, not less than thirty (30) days prior to the expiration of the term of such coverage. If Tenant fails to procure and maintain the insurance required hereunder, Landlord may, upon written notice to Tenant, order such insurance at Tenant's expense and Tenant shall reimburse Landlord. Such reimbursement shall include all sums incurred by Landlord, including Landlord's reasonable attorneys' fees and costs, with interest thereon at the Interest Rate.

                22.7 LANDLORD'S DISCLAIMER. Landlord and its Agents shall not be liable for any loss or damage to persons or property resulting from fire, explosion, falling plaster, glass, tile or sheetrock, steam, gas, electricity, water or rain which may leak from any part of the Building, or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or whatsoever, unless caused by or due to the negligence or willful acts of Landlord. Landlord and its Agents shall not be liable for interference with the light, air, or any latent defect in the Premises. Tenant shall give prompt written notice to Landlord in case of a casualty, accident or repair needed in the Premises.

        23. WAIVER OF SUBROGATION. Landlord and Tenant each hereby waive all rights of recovery against the other on account of loss and damage occasioned to such waiving party for its property or the property of others under its control to the extent that such loss or damage is insured against under any insurance policies which may be in force at the time of such loss or damage. Tenant and Landlord shall, upon obtaining policies of insurance required hereunder, give notice to the insurance carrier that the foregoing mutual waiver of subrogation is contained in this Lease and Tenant and Landlord shall cause each insurance policy obtained by such party to provide that the insurance company waives all right of recovery by way of subrogation against either Landlord or Tenant in connection with any damage covered by such policy.

        24.     DAMAGE OR DESTRUCTION.

                24.1 PARTIAL DAMAGE - INSURED. If the Premises are damaged by any casualty which is covered under the "All-Risk" insurance carried by Landlord pursuant to Paragraph 22.3, then Landlord shall restore such damage, provided insurance proceeds are available to pay at least ninety percent (90%) or more of the cost of restoration and provided such restoration can be completed within ninety (90) days after the commencement of the work in the reasonable opinion of a registered architect or engineer appointed by Landlord for such determination. In such event, this Lease shall continue in full force and effect, except that Tenant shall be entitled to a proportionate reduction of Monthly Rent while such restoration takes place, such proportionate reduction to be based upon the extent to which the restoration efforts interfere with Tenant's use of the Premises, as reasonably agreed upon between Tenant and Landlord. Any dispute between Landlord and Tenant as to the amount of such rent reduction shall be resolved by arbitration.

                24.2 PARTIAL DAMAGE - UNINSURED. If the Premises or the Building is damaged by a risk not covered by Landlord's insurance, or the proceeds of available insurance are less than ninety percent (90%) of the cost of restoration, or the restoration cannot be completed within one hundred twenty (120) days after the commencement of work, in the reasonable opinion of the registered architect or engineer appointed by Landlord for such determination, then Landlord shall have the option either to: (i) repair or restore such damage, this Lease continuing in full force and effect, but the Monthly Rent to be proportionately abated as provided in Paragraph 24.1; or
(ii) give notice to Tenant at any time within thirty (30) days after such damage terminating this Lease as of a date to be specified in such notice, which date shall be not less than thirty (30) nor more than sixty (60) days after giving such notice. If notice of termination is given, this Lease shall expire and all interest of Tenant in the Premises shall terminate on such date so specified in such notice and the Monthly Rent, reduced by any proportionate reduction based upon the extent, if any, to which such damage interfered with the use of the Premises by Tenant, shall be paid to the date of such termination.

                24.3 TOTAL DESTRUCTION. If the Premises or the Building is totally destroyed or the Premises or Building, as the case may be, cannot be reasonably restored under applicable laws and regulations or due to the presence of hazardous factors such as earthquake faults, chemical waste and similar dangers, notwithstanding the availability of insurance proceeds, this Lease shall be terminated effective the date of the damage.

                24.4 LANDLORD'S OBLIGATIONS. Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any restoration or replacement of any panelings, decorations, partitions, railings, floor coverings, office fixtures which are Alterations or Personal Property installed in the Premises by Tenant or at the expense of Tenant. Tenant shall be required to restore or replace the same. Except for abatement of Monthly Rent, if any, Tenant shall have no claim against Landlord for any damage suffered by reason of any such damage, destruction, repair or restoration; nor shall Tenant have the right to terminate this Lease as the result of any statutory provision now or hereafter in effect pertaining to the damage and destruction of the Premises, except as expressly provided herein.

                24.5 DAMAGE NEAR END OF TERM. Anything herein to the contrary notwithstanding, if the Premises or the Building is destroyed or damaged during the last twelve (12) months of the Term, then Landlord may cancel and terminate this Lease as of the date of the occurrence of such damage. If Landlord does not elect to so terminate this Lease, the repair of such damage shall be governed by the other provisions of this Paragraph 24.

        25. CONDEMNATION. If title to all of the Premises, the Building or the Project or so much thereof is taken or appropriated for any public or quasi-public use under any statute or by right of eminent domain so that reconstruction of the Premises or the Building will not, in Landlord's and Tenant's mutual reasonable judgment, result in the Premises being suitable for Tenant's continued occupancy for the uses and purposes permitted by this Lease, this Lease shall terminate as of the date that possession of the Premises or Building or part thereof be taken. A sale by Landlord to any authority having the power of eminent domain, either under threat of condemnation or while condemnation proceedings are pending, shall be deemed a taking under the power of eminent domain for all purposes of this paragraph. If any part of the Premises, the Building or the Project is taken and the remaining part is reasonably suitable for Tenant's continued occupancy for the purposes and uses permitted by this Lease, this Lease shall, as to the part so taken, terminate as of the date that possession of such part of the Premises or Building is taken. If the Premises is so partially taken the Rent and other sums payable hereunder shall be reduced in the same proportion that Tenant's use and occupancy of the Premises is reduced. If the parties disagree as to suitability of the Premises for Tenant's continued occupancy or the amount of any applicable Rent reduction, the matter shall be resolved by arbitration. No award for any partial or entire taking shall be apportioned. Tenant assigns to Landlord its interest in any award which may be made in such taking or condemnation, together with any and all rights of Tenant arising in or to the same or any part thereof. Nothing contained herein shall be deemed to give Landlord any interest in or require Tenant to assign to Landlord any separate award made to Tenant for the taking of Tenant's Personal Property, for the interruption of Tenant's business, or its moving costs, or for the loss of its good will. No temporary taking of the Premises shall terminate this Lease or give Tenant any right to any abatement of Rent. Any award made to Tenant by reason of such temporary taking shall belong entirely to Tenant and Landlord shall not be entitled to share therein. Each party agrees to execute and deliver to the other all instruments that may be required to effectuate the provisions of this paragraph.

        26.     ASSIGNMENT AND SUBLETTING.

                26.1 LANDLORD'S CONSENT. Tenant shall not enter into a Sublet without Landlord's prior written consent, which consent shall not be unreasonably withheld. Any attempted or purported Sublet without Landlord's prior written consent shall be void and confer no rights upon any third person and shall be deemed a material default of this Lease. Each Subtenant shall agree in writing, for the benefit of Landlord, to assume, to be bound by, and to perform the terms, conditions and covenants of this Lease to be performed by Tenant. Notwithstanding anything contained herein, Tenant shall not be released from personal liability for the performance of each term, condition and covenant of this Lease by reason of Landlord's consent to a Sublet unless Landlord specifically grants such release in writing.

                26.2 INFORMATION TO BE FURNISHED. If Tenant desires at any time to Sublet the Premises or any portion thereof, it shall first notify Landlord of its desire to do so and shall submit in writing to Landlord: (i) the name of the proposed Subtenant; (ii) the nature of the proposed Subtenant's business to be carried on in the Premises; (iii) the terms and provisions of the proposed Sublet and a copy of the proposed Sublet form containing a description of the subject premises; and (iv) such financial information, including financial statements, as Landlord may reasonably request concerning the proposed Subtenant.

                26.3 LANDLORD'S ALTERNATIVES. At any time within thirty (30) days after Landlord's receipt of the information specified in Paragraph 26.2, Landlord may, by written notice to Tenant, elect: (i) to lease for its own account the Premises or the portion thereof so proposed to be Sublet by Tenant, upon the same terms as those offered to the proposed Subtenant but on a form acceptable to Landlord; (ii) to lease for its own account the Premises or the portion thereof so proposed to be Sublet by Tenant to any person upon any terms desired by Landlord; (iii) to consent to the Sublet by Tenant; or (iv) to refuse its consent to the Sublet. If Landlord consents to the Sublet, Tenant may thereafter enter into a valid Sublet of the Premises or portion thereof, upon the terms and conditions and with the proposed Subtenant set forth in the information furnished by Tenant to Landlord pursuant to Paragraph 26.2, subject, however, to the condition that any excess of the Subrent over the Rent required to be paid by Tenant hereunder shall be paid to Landlord as and with the Monthly Rent.

                26.4 PRORATION. If a portion of the Premises is Sublet, the pro rata share of the Rent attributable to such partial area of the Premises shall be determined by Landlord by dividing the Rent payable by Tenant hereunder by the total square footage of the Premises and multiplying the resulting quotient (the per square foot rent) by the number of square feet of the Premises which are Sublet.

                26.5 EXECUTED COUNTERPART. No Sublet shall be valid nor shall any Subtenant take possession of the Premises until an executed counterpart of the Sublet agreement has been delivered to Landlord.

                26.6 EXEMPT SUBLETS. Notwithstanding the above, Landlord's prior written consent shall not be required for an assignment of this Lease to a subsidiary, affiliate or parent corporation of Tenant, or a corporation into which Tenant merges or consolidates, if Tenant gives Landlord prior written notice of the name of any such assignee, and if the assignee assumes, in writing, all of Tenant's obligations under the Lease. An assignment or other transfer of this Lease to a purchaser of all or substantially all of the assets of Tenant shall be deemed a Sublet requiring Landlord's prior written consent.

        27.     DEFAULT.

                27.1 TENANT'S DEFAULT. A default under this Lease by Tenant shall exist if any of the following events shall occur.

                        27.1.1 If Tenant fails to pay Rent or any other sum required to be paid hereunder when due; or

                        27.1.2 If Tenant shall have failed to perform any term, covenant or condition of this Lease except those requiring the payment of money, and Tenant shall have failed to cure such breach within twenty (20) days after written notice from Landlord where such breach could reasonably be cured within such twenty (20) day period; provided, however, that where such failure could not reasonably be cured within the twenty (20) day period, that Tenant shall not be in default if it commences such performance within the twenty (20) day period and diligently thereafter prosecutes the same to completion; or

                        27.1.3 If Tenant assigns its assets for the benefit of its creditors; or

                        27.1.4 If the sequestration or attachment of or execution on any material part of Tenant's Personal Property essential to the conduct of Tenant's business occurs, and Tenant fails to obtain a return or release of such Personal Property within thirty (30) days thereafter, or prior to sale pursuant to such sequestration, attachment or levy, whichever is earlier; or

                        27.1.5 If a court shall make or enter any decree or order other than under the bankruptcy laws of the United States adjudging Tenant to be insolvent; or approving as properly filed a petition seeking reorganization of Tenant; or directing the winding up or liquidation of Tenant and such decree or order shall have continued for a period of thirty (30) days.

                27.2 REMEDIES. Upon a default, Landlord shall have the following remedies, in addition to all other rights and remedies provided by law or otherwise provided in this Lease, to which Landlord may resort cumulatively or in the alternative:

                        27.2.1 Landlord may continue this Lease in full force and effect, and this Lease shall continue in full force and effect as long as Landlord does not terminate this Lease, and Landlord shall have the right to collect Rent when due.

                        27.2.2 Landlord may terminate Tenant's right to possession of the Premises at any time by giving written notice to that effect, and relet the Premises or any part thereof. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises or any part thereof, including, without limitation, broker's commissions, expenses of cleaning and redecorating the Premises required by the reletting and like costs. Reletting may be for a period shorter or longer than the remaining Term of this Lease. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. On termination, Landlord has the right to remove all Tenant's Personal Property and store same at Tenant's cost and to recover from Tenant as damages:

                                (a)     The worth at the time of award of
unpaid Rent and other sums due and payable which had been earned at the time of termination; plus

                                (b)     The worth at the time of award of the
amount by which the unpaid Rent and other sums due and payable which would have been payable after termination until the time of award exceeds the amount of such Rent loss that Tenant proves could have been reasonably avoided; plus

                                (c)     The worth at the time of award of the
amount by which the unpaid Rent and other sums due and payable for the balance of the Term after the time of award exceeds the amount of such Rent loss that Tenant proves could be reasonably avoided; plus

                                (d)     Any other amount necessary which is to
compensate Landlord for all the detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease, or which in the ordinary course of things, would be likely to result therefrom, including, without limitation, any costs or expenses incurred by Landlord: (i) in retaking possession of the Premises; (ii) in maintaining, repairing, preserving, restoring, replacing, cleaning, altering or rehabilitating the Premises or any portion thereof, including such acts for reletting to a new tenant or tenants; (iii) for leasing commissions;
or (iv) for any other costs necessary or appropriate to relet the Premises; plus

                                (e)     At Landlord's election, such other
amounts in addition to or in lieu of the foregoing as may be permitted from time to time by the laws of the State of California.

                                The "worth at the time of award" of the amounts
referred to in Paragraph 27.2.2(a) and 27.2.2(b) is computed by allowing interest at the Interest Rate on the unpaid rent and other sums due and payable from the termination date through the date of award. The "worth at the time of award" of the amount referred to in Paragraph 27.2.2(c) is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

                        27.2.3 Landlord may, with or without terminating this Lease, re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. No re-entry or taking possession of the Premises by Landlord pursuant to this paragraph shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant.

        27.3 LANDLORD'S DEFAULT. Landlord shall not be deemed to be in default in the performance of any obligation required to be performed by it hereunder unless and until it has failed to perform such obligation within twenty (20) days after receipt of written notice by Tenant to Landlord specifying the nature of such default; provided, however, that if the nature of Landlord's obligation is such that more than twenty (20) days are required for its performance, then Landlord shall not be deemed to be in default if it shall commence such performance within such twenty (20) day period and thereafter diligently prosecute the same to completion.

        28. SUBORDINATION. This Lease is subject and subordinate to ground and underlying leases, mortgages and deeds of trust (collectively "Encumbrances") which may now affect the Premises, the Building, or the Project, to the CC&R's and to all renewals, modifications, consolidations, replacements and extensions thereof; provided, however, if the holder or holders of any such Encumbrance ("Holder") shall require that this Lease to be prior and superior thereto, within ten (10) days of written request of Landlord to Tenant. Tenant shall execute, have acknowledged and deliver any and all documents or instrument, in the form presented to Tenant, which Landlord or Holder deems necessary or desirable for such purposes. Landlord shall have the right to cause this Lease to be and become and remain subject and subordinate to any and all Encumbrances which are now or may hereafter be executed covering the Premises, the Building, or the Project, or any renewals, modifications, consolidations, replacements or extensions thereof, for the full amount of all advances made or to be made thereunder and without regard to the time or character of such advances, together with interest thereon and subject to all the terms and provisions thereof; provided only, that in the event of termination of any such lease or upon the foreclosure of any such mortgage or deed of trust, so long as Tenant is not in default, Holder agrees to recognize Tenant's rights under this Lease as long as Tenant shall pay the Rent and observe and perform all the provisions of this Lease to be observed and performed by Tenant. Within ten (10) days after Landlord's written request, Tenant shall execute any and all documents required by Landlord or the Holder required to effectuate such subordination to make this Lease subordinate to any lien of the Encumbrance. If Tenant fails to do so, it shall be deemed that this lease is so subordinated. Notwithstanding anything to the contrary set forth in this paragraph, Tenant hereby attorns and agrees to attorn to any entity purchasing or otherwise acquiring the Building at any sale or other proceeding or pursuant to the exercise of any other rights, powers or remedies under such Encumbrance.

        29. NOTICES. Any notice or demand required or desired to be given under this Lease shall be in writing and shall be personally served or in lieu of personal service may be given by mail. If given by mail, such notice shall be deemed to have been given when seventy-two (72) hours have elapsed from the time when such notice was deposited in the United States mail, registered or certified, and postage prepaid, addressed to the party to be served. At the date of execution of this Lease, the addresses of Landlord and Tenant are as set forth in the first paragraph of this Lease. After the Commencement Date, the address of Tenant shall be the address of the Premises. Either party may change its address by giving notice of same in accordance with this paragraph.

        30. ATTORNEY'S FEES. If either party brings any action or legal proceeding for damages for an alleged breach of any provision of this Lease, to recover rent, or other sums due, to terminate the tenancy of the Premises or to enforce, protect or establish any term, condition or covenant of this Lease or right of either party, the prevailing party shall be entitled to recover as a part of such action or proceedings, or in a separate action brought for that purpose, reasonable attorneys' fees and costs.

        31. TENANT STATEMENTS. Tenant shall within seven (7) days following written request by Landlord:

                31.1 ESTOPPEL CERTIFICATES. Execute and deliver to Landlord any documents, including estoppel certificates, in the form prepared by Landlord (a) certifying that this Lease is unmodified and in full force and effect or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect and the date to which the Rent and other charges are paid in advance, if any, (b) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of the Landlord, or if there are uncured defaults on the part of Landlord, stating the nature of such uncured defaults, and (c) evidencing the status of the Lease as may be required either by a lender making a loan to Landlord to be secured by deed of trust or mortgage covering the Building or the Property or a purchase of the Building or Property from Landlord. Tenant's failure to deliver an estoppel certificate within seven (7) days after delivery of Landlord's written request therefor shall be conclusive upon Tenant (a) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (b) that there are now no uncured defaults in Landlord's performance, and (c) that no Rent has been paid in advance. If Tenant fails to so deliver a requested estoppel certificate within the prescribed time it shall be deemed that there exist no defaults under this Lease on the part of Landlord, that the rent is current and that Tenant has no claims against Landlord.

                31.2 FINANCIAL STATEMENTS. Deliver to Landlord the current financial statements of Tenant, and financial statements of the two (2) years prior to the current financial statements year, with an opinion of a certified public accountant, including a balance sheet and profit and loss statement for the most recent prior year, all prepared in accordance with generally accepted accounting principles consistently applied.

        32. TRANSFER OF THE BUILDING BY LANDLORD. In the event of any conveyance of the Building or the Project and assignment by Landlord of this Lease, Landlord shall be and is hereby entirely released from all liability under any and all of its covenants and obligations contained in or derived from this Lease occurring after the date of such conveyance and assignment, provided such transferee assumes Landlord's obligations under this Lease, and Tenant agrees to attorn to such transferee.

         33. LANDLORD'S RIGHT TO PERFORM TENANTS COVENANTS. If Tenant fails to make any payment or perform any other act on its part to be made or performed under this Lease, provided that Landlord has delivered to Tenant written notice, Landlord may, but shall not be obligated to and without waiving or releasing Tenant from any obligations of Tenant under this Lease, make such payment or perform such other act to the extent Landlord may deem desirable, and in connection therewith, pay expenses and employ counsel. All sums so paid by Landlord and all penalties, interest and costs in connection therewith shall be due and payable by Tenant on the next day after any such payment by Landlord, together with interest thereon at the Interest Rate from such date to the date of payment by Tenant to Landlord, plus collection costs and attorneys' fees. Landlord shall have the same rights and remedies for the nonpayment thereof as in the case of default in the payment of Rent.

         34. TENANT'S REMEDY. If, as a consequence of a default by Landlord under this Lease, Tenant recovers a money judgment against Landlord, such judgment shall be satisfied only out of the proceeds of sale received upon execution of such judgment and levied thereon against the right, title and interest of Landlord in the Building and out of Rent or other income from the Building receivable by Landlord or out of consideration received by Landlord from the sale or other disposition of all or any part of Landlord's right, title or interest in the Building, and neither Landlord nor its Agents shall be liable for any deficiency.

         35. MORTGAGEE PROTECTION. If Landlord defaults under this Lease, Tenant will notify by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Building or the Project, and offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Building or the Project by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure.

         36. BROKERS. Tenant warrants and represents that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, except for the broker(s) referred to in Paragraph 1. 14 and that it knows of no other real estate broker or agent who is or might be entitled to a commission in connection with this Lease. Tenant agrees to defend, indemnify and hold Landlord and its Agents from and against any and all liabilities or expenses, including attorneys' fees and costs, arising out of or in connection with claims made by any other broker or individual for commissions or fees resulting from Tenant's execution of this Lease.

         37. ACCEPTANCE. Delivery of this Lease, duly executed by Tenant, constitutes an offer to lease the Premises, and under no circumstances shall such delivery be deemed to create an option or reservation to lease the Premises for the benefit of Tenant. This Lease shall only become effective and binding upon full execution hereof by Landlord and delivery of a signed copy to Tenant.

         38. RECORDING. Neither party shall record this Lease nor a short form memorandum thereof.

         39. DISCLOSURE. The principals of Landlord are licensed real estate brokers or salesmen and are principals or employees of Callahan, Sweeney and O'Brien, Inc.

         40. PARKING. Tenant shall have the right to park on the Project's parking facilities in common with other tenants of the Project upon the terms and conditions, including imposition of a reasonable parking charge as may from time to time be established by Landlord. Tenant agrees not to overburden the parking facilities and agrees to cooperate with Landlord and other tenants in the use of the parking facilities. Landlord reserves the right in its discretion to determine whether the parking facilities are becoming crowded and to allocate and assign parking spaces among Tenant and the other tenants.

         41.     GENERAL.

                 41.1 CAPTIONS. The captions and headings used in this Lease are for the purpose of convenience only and shall not be construed to limit or extend the meaning of any part of this Lease.

                 41.2 EXECUTED COPY. Any fully executed copy of this Lease shall be deemed an original for all purposes.

                 41.3 TIME. Time is of the essence for the performance of each term, condition and covenant of this Lease.

                 41.4 SEPARABILITY. If one or more of the provisions contained herein, except for the payment of Rent, is for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Lease, but this Lease shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein.

                 41.5 CHOICE OF LAW. This Lease shall be construed and enforced in accordance with the laws of the State of California. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning and not strictly for or against either Landlord or Tenant.

                 41.6 GENDER, SINGULAR, PLURAL. When the context of this Lease requires, the neuter gender includes the masculine, the feminine, a partnership or corporation or joint venture, and the singular includes the plural.

                 41.7 BINDING EFFECT. The covenants and agreement contained in this Lease shall be binding on the parties hereto and on their respective successors and assigns to the extent this Lease is assignable.

                 41.8 WAIVER. The waiver by Landlord of any breach of any term, condition or covenant of this Lease shall not be deemed to be a waiver of such provision or any subsequent breach of the same or any other term, condition or covenant of this Lease. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach at the time of acceptance of such payment. No covenant, term or condition of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord.

                 41.9 ENTIRE AGREEMENT. This Lease is the entire agreement between the parties, and there are no agreements or representations between the parties except as expressed herein. Except as otherwise provided herein, no subsequent change or addition to this Lease shall be binding unless in writing and signed by the parties hereto.

                 41.10 AUTHORITY. If Tenant is a corporation or a partnership, each individual executing this Lease on behalf of said corporation or partnership, as the case may be, represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said entity in accordance with its corporate bylaws, statement of partnership or certificate of limited partnership, as the case may be, and that this Lease is binding upon said entity in accordance with its terms. Landlord, at its option, may require a copy of such written authorization to enter into this Lease. The failure of Tenant to deliver the same to Landlord within seven (7) days of Landlord's request therefor shall be deemed a default under this Lease.

                 41.11 EXHIBITS. All exhibits, amendments, riders and addendums attached hereto are hereby incorporated herein and made a part hereof.

         42. TERMINATION AGREEMENT. Concurrent with execution of this lease, Landlord and Tenant have executed a Termination Agreement, a copy of which is attached as Exhibit G.

         THIS LEASE is effective as of the date the last signatory necessary to execute the Lease shall have executed this Lease.


LANDLORD:                                 TENANT:

CALLAHAN PENTZ PROPERTIES,                JOHANSEN INVESTMENT CORPORATION,
PLEASANTON - SITE 30A, a                  a California Corporation, d/b/a
California General Partnership            SCJ Insurance Service

By: [SIG]                                 By: [SIG]
    -----------------------------             -----------------------------

Its: Managing General Partner             Its: PRESIDENT
                                               ----------------------------

By: [SIG]                                 By: [SIG]
    -----------------------------             -----------------------------

Its: Managing General Partner             Its: VICE-PRESIDENT
                                               ----------------------------

Dated  12/3, 1987                         Dated  10/10, 1987

                                   EXHIBIT A

                                  THE PREMISES

                                (to be attached)

     SITE 30A         TOTAL:              20,390
                      LEASED:             20,390
                      AVAILABLE:               0


                              [FLOOR PLAN GRAPHIC]


     BUILDING A
     FIRST FLOOR PLAN
     5934 GIBRALTAR DRIVE

     SITE 30A         TOTAL:              21,266
                      LEASED:             20,359
                      AVAILABLE:             907


                              [FLOOR PLAN GRAPHIC]


     BUILDING A
     SECOND FLOOR PLAN
     5934 GIBRALTAR DRIVE

              TOTAL:                      41,574
              LEASED:                     41,574
              AVAILABLE:                  41,574




                              [FLOOR PLAN GRAPHIC]

     4698 WILLOW ROAD

                                   EXHIBIT B

                                  THE PROJECT

                                (to be attached)

                             GIBRALTAR DRIVE NORTH


                      [GRAPHIC OF BUILDING & GROUND AREA]


     SARATOGA ONE
     TWO STORY

     6934 GIBRALTAR DRIVE


     SARATOGA TWO
     ONE STORY

     6920 GIBRALTAR DRIVE


                                  WILLOW ROAD

                                   EXHIBIT C

                             WORK LETTER AGREEMENT

         In connection with the Tenant Improvements to be installed on the Premises, the parties hereby agree as follows:

         1. PLANS AND SPECIFICATIONS. The Tenant Improvements shall include only those improvements described in EXHIBIT C-1 attached hereto. Landlord shall retain ____________ as the architect ("Architect") for the completion of final working architectural and engineering plans and specifications for the Tenant Improvements to be constructed on the Premises ("Final Plans and Specifications"). Landlord reserves the right to substitute the Architect with another architect of its selection. Tenant shall cooperate diligently with the Architect, and shall furnish on or before _____________, 19___, all information required by the Architect for completion of the Final Plans and Specifications. Landlord and Tenant shall indicate their approval of the Final Plans and Specifications by initialing them and attaching them hereto as EXHIBIT C-2. Either party shall have the right to terminate this Lease upon notice to the other party, if the Final Plans and Specifications are not approved by Tenant and Landlord in writing on or before _______________, 19__ through no fault of the terminating party.

         2. LANDLORD TO CONSTRUCT. Landlord shall complete construction of the Tenant Improvements, in a good and workmanlike manner at Landlord's sole cost and expense, except as provided in Paragraph 3.

         3. TENANT IMPROVEMENTS COST. The Tenant Improvements cost ("Tenant Improvements Cost") to be paid by Landlord shall include:

         (a) All costs of preliminary and final architectural and engineering plans and specifications for the Tenant Improvements, and engineering costs associated with completion of the State of California energy utilization calculations under Title 24 legislation;

         (b) All costs of obtaining building permits and other necessary authorizations from the City;

         (c) All direct and indirect costs of procuring, constructing and installing the Tenant Improvements in the Premises, including, but not limited to, the construction fee for overhead and profit and the cost of all on-site supervisory and administrative staff, office, equipment and temporary services rendered by Landlord's contractor in connection with construction of the Tenant Improvements;

         (d)     Sewer connection fees; and

         (e) All costs of the Building Standard Work, described in EXHIBIT C-3.

         In no event shall the Tenant Improvement Costs include any costs of procuring, constructing or installing in the Premises any of Tenant's Personal Property.

         4. CHANGE REQUESTS. No revisions to the approved Final Plans and Specifications shall be made by either Landlord or Tenant unless approved in writing by both parties. Tenant agrees to make all changes: (i) required by any public agency to conform with governmental regulations, or (ii) requested in writing by Tenant and approved in writing by Landlord which approval shall not be unreasonably withheld. Any costs related to such changes shall be added to the Tenant Improvements Cost and shall be paid for by Tenant in cash within ten (10) days of receipt of a statement therefor. The billing for such additional costs to Tenant shall be accompanied by evidence of the amounts billed as is customarily used in the business.
Costs related to changes shall include, without limitation, any architectural or design fees, and Landlord's general contractor's price for effecting the change.

         5. TERMINATION. If the Lease is terminated prior to the Commencement Date and prior to completion of the Tenant Improvements, either by Landlord pursuant to the provisions of Paragraph 1 of this Work Letter Agreement, or for any reason due to the default of Tenant hereunder, Tenant shall pay to Landlord, within five (5) days of receipt of a statement therefor, any costs incurred by Landlord through the date of termination in connection with the Tenant Improvements.

         6. CONDITION. If Landlord is unable to obtain a building permit for the Tenant Improvements within one hundred twenty (120) days from the date of execution hereof, then either party shall have the right to terminate this Lease upon written notice to the other.


LANDLORD:                                 TENANT:

By: [SIG]                                 By: [SIG]
    -----------------------------             -----------------------------

Its: Managing General Partner             Its: PRESIDENT
                                               ----------------------------

By: [SIG]                                 By: [SIG]
    -----------------------------             -----------------------------

Its: Managing General Partner             Its: VICE-PRESIDENT
                                               ----------------------------

Dated  10/3, 1987                         Dated  10/10, 1987
      ---------------------------               ---------------------------

                                   EXHIBIT D

                          COMMENCEMENT DATE MEMORANDUM

LANDLORD:        Callahan Pentz Properties, Pleasanton Site 30A

TENANT:          Johansen Investment Corp., dba SCJ Insurance Services

LEASE
DATE:            October 9, 1987

                 13,179                    5934 Gibraltar Drive Pleasanton
PREMISES:         2,117  square feet at    4698 Willow Road, Pleasanton
                 Pleasanton, CA 94566

The Commencement Date of the above referenced Lease is hereby established as October 15, 1987


LANDLORD:                                 TENANT:

CALLAHAN PENTZ PROPERTIES,                JOHANSEN INVESTMENT CORPORATION,
PLEASANTON - SITE 30A, a                  a California Corporation, d/b/a
California General Partnership            SCJ Insurance Service

By: [SIG]                                 By: [SIG]
    -----------------------------             -----------------------------

Its: Managing General Partner             Its: PRESIDENT
                                               ----------------------------

By: [SIG]                                 By: [SIG]
    -----------------------------             -----------------------------

Its: Managing General Partner             Its: VICE-PRESIDENT
                                               ----------------------------

                                   EXHIBIT E

                             RULES AND REGULATIONS

         1. No sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the Building without the prior written consent of the Landlord. Landlord shall have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person chosen by Landlord.

         2. If Landlord objects in writing to any curtains, blinds, shades, screens or hanging plants or other similar objects attached to or used in connection with any window or door of the Premises, Tenant shall immediately discontinue such use. No awning shall be permitted on any part of the Premises. Tenant shall not place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises.

         3. Tenant shall not obstruct any sidewalks, halls, passages, exits, entrances, elevators, escalators, or stairways of the Building. The halls, driveways, passages, exits, entrances, elevators, escalators and stairways are not open to the general public. Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interest of the Property and its tenants; provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No tenant and no employee or invitee of any tenant shall go upon the roof of the Building or make any roof penetrations.

         4. The directory of the Building will be provided exclusively for the display of the name and location of tenants only, and Landlord reserves the right to exclude any other names therefrom.

         5. All cleaning and janitorial services for the Building shall be provided exclusively through Landlord, and, except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be employed by Tenant or permitted to enter the Building for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises or the Building. Landlord shall not in any way be responsible to any tenant for any loss of property on the Premises, however occurring, or for any damage to any of Tenant's property by the janitor or any other employee or any other person.

         6. Landlord will furnish Tenant, free of charge, with two keys to each door lock in the Premises. Landlord may make a reasonable charge for any additional keys and for having any locks changed. Tenant shall not make or have made additional keys, and Tenant shall not alter any lock or install a new additional lock or bolt on any door of its Premises. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys of all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, shall pay Landlord therefor.

         7. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instructions in their installation.

         8. Any freight elevator shall be available for use by all tenants in the Building, subject to such reasonable scheduling as Landlord in its discretion shall deem appropriate. No equipment, materials, furniture, packages, supplies, merchandise or other property will be received in the Building or carried in the elevators except between such hours and in such elevators as may be designated by Landlord.

         9. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects shall, if considered necessary by Landlord, stand on such platforms as determined by Landlord to be necessary to properly distribute the weight. Business machines and mechanical equipment belonging to Tenant, which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants in the Building, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

         10. Tenant shall not use or keep in the Premises any kerosene, gasoline or flammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment. Tenant shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, nor shall Tenant bring into or keep in or about the Premises any birds or animals.

         11. Tenant shall not use any method of heating or air-conditioning other than that supplied by Landlord.

         12. Tenant shall not waste electricity, water or air-conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air-conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Tenant has actual notice, and shall refrain from attempting to adjust controls other than room thermostats installed for Tenant's use. Tenant shall keep corridor doors closed and shall close window coverings at the end of each business day.

         13. Landlord reserves the right, exercisable, without notice and without liability to Tenant, to change the name and street address of the Building.

         14. Landlord reserves the right to exclude from the Building between the hours of 6 p.m. and 7 a.m. the following day, or such other hours as may be established from time to time by Landlord, and on Sundays and legal holidays, any person unless that person is known to the person or employee in charge of the Building and has a pass or is properly identified. Tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of such persons. Landlord shall not be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. Landlord reserves the right to prevent access to the Building in case of invasion, mob, riot, public excitement or other commotion by closing the doors or by other appropriate action.

         15. Tenant shall close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus, and turn off all lights and other equipment which is not required to be continuously run.
Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or by Landlord for noncompliance with this rule.

         16. Tenant shall not obtain for use on the Premises ice, drinking water, food, beverage, towel or other similar services or accept barbering service upon the Premises, except at such hours and under such regulations as may be fixed by Landlord and Landlord's prior written approval.

         17. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused it.

         18. Tenant shall not sell, or permit the sale at retail, of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the Premises. Tenant shall not make any room-to-room solicitation of business from other tenants or occupants of the Building. Tenant shall not use the Premises for any business or activity other than that specifically provided for in Tenant's Lease.

         19. Tenant shall not install any radio or television antenna, loudspeaker or other devices on the roof or exterior walls of the Building. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

         20. Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof. Landlord reserves the right to direct electricians as to where and how telephone and telegraph wires are to be introduced to the Premises. Tenant shall not cut or bore holes for wires. Tenant shall not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

         21. Tenant shall not install, maintain or operate upon the Premises any vending machine without the written consent of Landlord.

         22. Canvassing, soliciting and distribution of handbills or any other written material, and peddling in the Building are prohibited, and each tenant shall cooperate to prevent same.

         23. Landlord reserves the right to exclude or expel from the Building any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or other substance or who is in violation of any of the Rules and Regulations of the Building.

         24. Tenant shall store all its trash and garbage within its Premises. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord.

         25. The Premises shall not be used for the storage of merchandise held for sale to the general public or for lodging or for manufacturing of any kind, nor shall the Premises be used for any improper, immoral or objectional purpose. No cooking shall be done or permitted by any tenant on the Premises, except that use by Tenant of Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state, county and city laws, codes ordinances, rules and regulations.

         26. Tenant shall not use in any space or in the public halls of the Building any hand truck except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the Building.

         27. Without the written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

         28. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

         29. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

         30. The requirements of Tenant will be attended to only upon appropriate application to the office of the Building by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

         31. Tenant and its employees shall not park its vehicles in any parking areas designated by Landlord as areas for parking by visitors to the Building or other reserved parking spaces. Tenant shall not leave vehicles in the Building parking areas overnight nor park any vehicles in the Building parking areas other than automobiles, motorcycles, motor driven or non-motor driven bicycles, or four-wheeled trucks. Tenant, its agents, employees and invitees shall not park any one (1) vehicle in more than one (1) parking space.

         32. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

         33. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Building.

         34. Landlord reserves the right to make such other and reasonable Rules and Regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Building and the Property, and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional rules and regulations which are adopted.

         35. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

                                   EXHIBIT F

                             UTILITIES AND SERVICES

         The following standards for utilities and services for Premises A are in effect. Landlord reserves the right to adopt nondiscriminatory modifications and additions hereto.

         As long as Tenant is not in default under any of the terms, covenants, conditions, provisions or agreements of this Lease, Landlord shall:

                 (a) Provide unattended automatic elevator facilities Monday through Friday, except holidays, from 7 a.m. to 8 p.m., and have at least one (1) elevator available at all other times.

                 (b) On Monday through Friday, except holidays, from 7 a.m. to 6 p.m. (and other times for a reasonable additional charged to be fixed by Landlord), ventilate the Premises and furnish air conditioning or heating on such days and hours when in the judgment of Landlord it may be required for the comfortable occupancy of the Premises. The air conditioning system achieves maximum cooling when the window coverings are closed. Landlord shall not be responsible for room temperatures if Tenant does not keep all window coverings in the Premises closed whenever the system is in operation. Tenant agrees to cooperate fully at all times with Landlord and to abide by all regulations and requirements which Landlord may prescribe for the proper functioning and protection of said air conditioning system. Tenant agrees not to connect any apparatus, device, conduit or pipe to the Building's chilled and hot water air conditioning supply lines. Tenant further agrees that neither Tenant nor its servants, employees, agents, visitors, licensees or contractors shall at any time enter mechanical installations or facilities of the Building or adjust, tamper with, touch or otherwise in any manner affect said installations or facilities.

                 (c) Furnish to the Premises, during the usual business hours on business days, electric current as required by the Building Standard office lighting and fractional horsepower office business machines in the amount of approximately two and one-half (2.5) watts per square foot. Tenant agrees, should its electrical installation or electrical consumption be in excess of the aforesaid quantity or extend beyond normal business hours, to reimburse Landlord monthly for the measured consumption at the terms, classifications and rate charges to similar consumers by the public utility serving the neighborhood in which the Building is located. If a separate meter is not installed at Tenant's cost, such excess cost will be established by an estimate agreed upon by Landlord and Tenant, and if the parties fail to agree, as established by an independent licensed engineer. Tenant agrees not to use any apparatus or device in, or upon, or about the Premises which may in any way increase the amount of such services usually furnished or supplied to said Premises, and Tenant further agrees not to connect any apparatus or device with wires, conduits or pipes, or other means by which such services are supplied, for the purpose of using additional or unusual amounts of such services without written consent of Landlord. Should Tenant use such services to excess, the refusal on the part of Tenant to pay upon demand of Landlord the amount established by Landlord for such excess charge shaH constitute a breach of the obligation to pay rent under this Lease and shall entitle Landlord to the rights therein granted for such breach. At all times Tenant's use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installation and Tenant shall not install or use or permit the installation or use of any computer or electronic data processing equipment in the Premises without the prior written consent of Landlord.

                 (d) Make water available in public areas for drinking and lavatory purposes only, but if Tenant requires, uses or consumes water for any purposes in addition to ordinary drinking and lavatory purposes of which fact Tenant constitutes Landlord to be the sole judge, Landlord may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Landlord for the cost of the meter and the cost of the installation thereof, and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense, in default of which Landlord may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant. Tenant agrees to pay for water consumed, as shown on said meter, as and when bills are rendered, and on default in making such payment, Landlord may pay such charges and collect the same from Tenant. Any such costs or expenses incurred, or payments made, by Landlord for any of the reasons or purposes hereinabove stated shall be deemed to be Additional Rent payable by Tenant and collectible by Landlord as such.

                 (e) Provide janitorial service to the Premises, provided the same are used exclusively as offices, and are kept reasonably in order by Tenant, and if to be kept clean by Tenant, no one other than persons approved by Landlord shall be permitted to enter the Premises for such purposes. If the Premises are not used exclusively as offices, they shall be kept clean and in order by Tenant, at Tenant's expense, and to the satisfaction of Landlord, and by persons approved by Landlord. Tenant shall pay to Landlord the cost of removal of any of Tenant's refuse and rubbish, to the extent that the same exceeds the refuse and rubbish usually attendant upon the use of the Premises as offices.

                 (f) Landlord reserves the right to stop service of the elevator, plumbing, ventilation, air conditioning and electric systems, when necessary by reason of accident or emergency or for repairs, alterations or improvements, in the judgment of Landlord desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed, and shall further have no responsibility or liability for failure to supply elevator facilities, plumbing, ventilating, air conditioning or electric service, when prevented from so doing by strike or accident or by any cause beyond Landlord's reasonable control, or by laws, rules, orders, ordinances, directions, regulations - requirements of any federal, state, county or municipal authority or failure of gas, oil or other suitable fuel supply or inability by exercise of reasonable diligence to obtain gas, oil or other suitable fuel. It is expressly understood and agreed that any covenants on Landlord's part to furnish any service pursuant to any of the terms, covenants, conditions, provisions or agreements of this Lease, or to perform any act or thing for the benefit of Tenant, shall not be deemed breached if Landlord is unable to furnish or perform the same by virtue of a strike or labor trouble or any other cause whatsoever beyond Landlord's control.

                                   EXHIBIT G

                             TERMINATION AGREEMENT


        This TERMINATION AGREEMENT ("Agreement") between CALLAHAN PENTZ PROPERTIES, PLEASANTON - SITE 30A, ("Landlord"), a California general partnership and JOHANSEN INVESTMENT CORPORATION dba SCJ Insurance Service ("Tenant"), is entered as of this __________ day of October 1987.

                                R E C I T A L S

        A. Landlord and Tenant entered a Lease dated April 17, 1985, for certain premises ("Premises") located at 5920 Gibraltar Drive, Pleasanton, CA.

        B. The Term of the Lease was scheduled to expire on December 14, 1990.

        C. Tenant desires to terminate the Lease as of October 14, 1987. Unless otherwise provided herein, all defined terms shall be as defined in the Lease. A copy of the Lease is attached hereto as EXHIBIT A.

        NOW, THEREFORE, the parties do agree as follows:

        1. Termination. Upon satisfaction of all the terms and conditions contained in this Agreement, Landlord agrees to terminate the Lease as of October 14, 1987, ("Termination Date").

        2. Consideration. As consideration for this Agreement, Tenant shall simultaneously execute a lease for the following locations (i) 4,581 square feet on the first floor and 8,598 square feet on the second floor of Building A, located at 5934 Gibraltar Drive, Pleasanton, CA and (ii) 2,117 square feet located at 4698 Willow Road, Pleasanton, CA. In addition, Landlord shall be responsible for the reasonable cost of moving computers and telephones.

        3. Operating Expenses. In addition to the consideration specified in Paragraph 2, Tenant shall pay to Landlord Tenant's Estimated Operating Expenses and Estimated Outside Area Expenses through the Termination Date.

        4.      Surrender.  Tenant shall surrender the Premises as provided in
Section 3 of the Lease and Tenant shall be liable to Landlord for cost of removing Alterations and Tenant's Personal Property, if any, as provided in
Section 14.

        5. Survival. The obligations specified in Paragraphs 3 and 4, in addition to the covenants which are specified in the Lease to survive termination of the Lease, shall continue after the Termination Date.

        IN WITNESS WHEREOF, this Termination Agreement is executed as of the 10th day of October, 1987.


LANDLORD:                               TENANT:

CALLAHAN PENTZ PROPERTIES               JOHANSEN INVESTMENT
                                        CORPORATION,
PLEASANTON - SITE 30A,                  a California Corporation, dba
a California general                    SCJ Insurance Service
partnership


By:     [SIG]                           By:     [SIG]
   -------------------------------         -------------------------------

Its:    Managing General Partner        Its:
                                            ------------------------------

By:     [SIG]                           By:     [SIG]
   -------------------------------         -------------------------------

Its:    Managing General Partner        Its:    Vice President
                                            ------------------------------

                             TENANT (LEASE) SUMMARY
                                  AMENDMENT #1

Amendment Execution Date: 12/16/87       Original Lease Execution Date: 10/9/87
Amendment Purpose: expense payment

Tenant:         SCI Insurance Service
Landlord:       Site 30A -- Hacienda Park Associates
Address:        5934 Gibraltar Dr. & 4698 Willow
                Pleasanton, CA 94566
                Sqft: 41656/41974 (bldg) 10179 - A/2117 - B (tenant)

LANDLORD'S TENANT IMPROVEMENTS APPLICABLE TO AMENDMENT:
Architect          (company):____________________ (contact):____________________
General Contractor (company):____________________ (contact):____________________
Consultants (by Specialty):_____________________________________________________
Building Permit #:________________________
                  Type:___________________
                  Date Issued:____________
                  Date Final:_____________
Notice of completion: (dt)______________#________________
Executed Plans, Specs (Date):____________________________
As Built Drawings (Date):________________________________
Comments (punchlist, etc.):_____________________________________________________

TENANT IMPROVEMENT COST ALLOWANCE APPLICABLE TO TENANT:
Total Allowance ($/sq.ft.):___________ = Existing:____________ + New:___________
Actual Tenant Improvement Cost ($/sq.ft.):______________
        Construction Cost (Gen'l Cont.):________________
        Change Orders (Date Executed, Amount): (1)Dt:__________ Amt:___________
        (2)Dt:__________ Amt:_________         (3)Dt:__________ Amt:___________
        Indirect cost (Permits, A&E, etc.):____________________________________

EXCESS TENANT IMPROVEMENTS:
        Actual Amount Over Allowance ($/sq.ft.):______________ Rent Adjustment Factor:_______________________________
        Maximum T.I. Amount ($/sq.ft.):_______________________
        Addtional Deposits (amount, purpose):_________________

REVISED MONTHLY RENTAL: Operating Expenses (base year 1986)

                                                                 Total Monthly
                         Outside Area       Building                 Rental
Period    Base Rent         Expense         Expense              -------------
(Month) (Rate/sf/mo)  +  (Rate/sf/mo)  +  (Rage/sf/mo)  =  (Rate/sf/mo)    ($Amount)
------  ------------     ------------     ------------     ------------   ----------
  2         $0.43       $0.43               Inc               0                    0
  1         $0.19       $0.43               Inc                             9,530.74
  2         $0.22       $0.43               Inc             .65            10,000
 25         $1.22       $0.43               Inc             .65            25,200
 30         $1.38       $0.43               Inc             .81            27,720

Additional Rent (Item, Payment Cycle, Rate/SF/Mo):______________________________

Rental Escalations (Date, Reason, Rate/S.F./Mo):________________________________

Miscellaneous (Limitations on Expenses, etc.):__________________________________

Next Lease Amendment Required: (Date, Reason, Adj to Rate/S.F./Mo):_____________

Comments (General):_____________________________________________________________

                       FIRST AMENDMENT TO LEASE AGREEMENT

        THIS AMENDMENT to that certain Lease by and between Callahan Pentz Properties, Pleasanton - Site 30-A, a California general partnership (hereinafter "Landlord"), and Johansen Investment Corporation, a California corporation dba SCJ Insurance Service (hereinafter "Tenant"), dated October 9, 1987, for the Premises designated as Premises A: 5934 Gibraltar Drive and Premises B: 4698 Willow Road is entered into this 16th day of December, 1987.

                                R E C I T A L S:

        A.      Pursuant to a Termination Agreement between Landlord and
Tenant dated October 10, 1987, Landlord agreed to pay Tenants reasonable moving expenses.

        B. In lieu of the provisions of the Termination Agreement, respecting reimbursement for moving expenses, the parties have agreed to provide for an offset against Tenant's rental obligation.

        NOW THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

Paragraph 5.1 Rent. Tenant shall receive a credit against Rent and estimated operating expenses in the amount of $10,000.00 for the month of December 1987 and a credit against Rent and operating expenses in the amount of $10,000.00 for the month of January 1988, and a partial abatement in the amount of $469.26 for the month of February 1988.

        Except as amended herein, the Lease is and shall remain in full force and effect.

        Executed on the date and year first written above.

ACKNOWLEDGED AND AGREED:

TENANT:                                 LANDLORD:

JOHANSEN INVESTMENT CORPORATION,        CALLAHAN PENTZ PROPERTIES - SITE 30A,
a California corporation, dba           a California general partnership
SCJ Insurance Service


By:      [SIG]                          By:  /s/ J.W. CALLAHAN
   ----------------------------------      ---------------------------------


Its: President                          Its: Managing General Partner
   ----------------------------------      ---------------------------------


                                        By:      [SIG]
                                           ---------------------------------
                                        Its: Managing General Partner

                                   EXHIBIT G

                             TERMINATION AGREEMENT


         This TERMINATION AGREEMENT ("Agreement") between CALLAHAN PENTZ PROPERTIES, PLEASANTON - SITE 30A, ("Landlord"), a California general partnership and JOHANSEN INVESTMENT CORPORATION dba SCJ Insurance Service ("Tenant"), is entered as of this _____________ day of October 1987.

                                R E C I T A L S:

         A. Landlord and Tenant entered a Lease dated April 17, 1985, for certain premises ("Premises") located at 5920 Gibraltar Drive, Pleasanton, CA.

         B. The Term of the Lease was scheduled to expire on December 14, 1990.

         C. Tenant desires to terminate the Lease as of October 14, 1987. Unless otherwise provided herein, all defined terms shall be as defined in the Lease. A copy of the Lease is attached hereto as EXHIBIT A.

         NOW, THEREFORE, the parties do agree as follows:

         1. Termination. Upon satisfaction of all the terms and conditions contained in this Landlord agrees to terminate the Lease as of October 14, 1987, ("Termination Date").

         2. Consideration. As consideration for this Agreement, Tenant shall simultaneously execute a lease for the following locations (i) 4,581 square feet on the first floor and 8,598 square feet on the second floor of Building A, located at 5934 Gibraltar Drive, Pleasanton, CA and (ii) 2,117 square feet located at 4698 Willow Road, Pleasanton, CA. In addition, Landlord shall be responsible for the reasonable cost of moving computers and telephones.

         3. Operating Expenses. In addition to the consideration specified in Paragraph 2, Tenant shall pay to Landlord Tenant's Estimated Operating Expenses and Estimated Outside Area Expenses through the Termination Date.

         4.      Surrender.  Tenant shall surrender the Premises as provided in
Section 3 of the Lease and Tenant shall be liable to Landlord for cost of removing Alterations and Tenant's Personal Property, if any, as provided in
Section 14.

         5. SURVIVAL. The obligations specified in Paragraphs 3, 4, in addition to the covenants which are specified in the Lease to survive termination of the Lease, shall continue after the Termination Date.

         IN WITNESS WHEREOF, this Termination Agreement is executed as of the 10th day of October, 1987.

LANDLORD:                                 TENANT:

CALLAHAN PENTZ PROPERTIES,                JOHANSEN INVESTMENT CORPORATION,
PLEASANTON - SITE 30A,                    a California Corporation, dba
a California General Partnership          SCJ Insurance Service

By: [SIG]                                 By: [SIG]
    -----------------------------             -----------------------------

Its: Managing General Partner             Its:
                                               ----------------------------

By: [SIG]                                 By: [SIG]
    -----------------------------             -----------------------------

Its: Managing General Partner             Its: VICE PRESIDENT
                                               ----------------------------

                             TENANT (LEASE) SUMMARY
                                 AMENDMENT #: 2

Amendment Execution Date: 10/25/89      Original Lease Execution Date: 10/9/87
Amendment Purpose:      Surrender of 2,117 square feet in Building B and
                        addition of 3,100 square feet in Building A
Tenant:                 SCJ INSURANCE
Landlord:               HACIENDA PARK ASSOCIATES
Address:                5674 Stoneridge Drive           Suite: 209
                        Pleasanton, CA 94566
                        Sqft 41,656     (bldg)  16,279  (tenant)

LANDLORD'S TENANT IMPROVEMENTS APPLICABLE TO AMENDMENT:
Architect               (company): INTERFORM                    (contact):------
General Contractor      (company): VANDERSON CONSTRUCTION INC.  (contact):------
Consultants (by Specialty): Computer/phone cabeling Telco Communications
Building Permit #:            ________________________________
        Type:                 ________________________________
        Date Issued:          ________________________________
        Date Final:           ________________________________
Notice of Completion: (dt)    __________#___________
Executed Plans, Specs (Date): ________________________________
As Built Drawings (Date):     ________________________________
Comments (punchlist, etc.):   __________________________________________________

TENANT IMPROVEMENT COST ALLOWANCE APPLICABLE TO TENANT:
Total Allowance ($/sq.ft.): __________ = Existing: __________ + New: __________
Actual Tenant Improvement Cost ($/sq.ft.): ________________________________
       Construction Cost (Gen'l Cont.):    ________________________________
       Change Orders (Date Executed, Amount): (1)Dt ___________ Amt ___________
       (2)Dt ___________ Amt ___________      (3)Dt ___________ Amt ___________
       Indirect Cost (Permits, A&E, etc.): ____________________________________
       ________________________________________________________________________
Excess Tenant Improvements:
       Actual Amount Over Allowance ($/sq.ft.): _____________
       Rent Adjustment Factor: _____________
       Maximum T.I. Amount ($/sq.ft.): _____________
Additional Deposits (amount, purpose): ________________________________________
REVISED MONTHLY RENTAL:         OPERATING EXPENSES (base year 19__)

                                                                     TOTAL MONTHLY
                           OUTSIDE AREA       BUILDING                   RENTAL
PERIOD     BASE RENT          EXPENSE         EXPENSE                    ------
(MONTH)   (RATE/SF/MO)  +  (RATE/SF/MO)  +  (RATE/SF/MO)  =  (RATE/SF/MO)       ($AMOUNT)
-------   ------------     ------------     ------------     ------------       ---------

-------   ------------     ------------     ------------     ------------       ---------
         NO CHANGE IN RENTAL RATE -- THERE IS A CHANGE TO ??? RENTAL RATE --
-------   ------------     ------------     ------------     ------------       ---------
                                PER SQ.FT. PER MONTH
-------   ------------     ------------     ------------     ------------       ---------

-------   ------------     ------------     ------------     ------------       ---------

Additional Rent (Item, Payment Cycle, Rate/SF/Mo): ____________________________
_______________________________________________________________________________
Rental Escalations (Date, Reason, Rate/S.F./Mo): ______________________________
_______________________________________________________________________________
Miscellaneous (Limitations on Expenses, etc.): Landlord to provide moving costs to Tenant not to exceed an amount of $2,100.

Next Lease Amendment Required: (Date, Reason, Adj to Rate/S.F./Mo): ___________
_______________________________________________________________________________
Comments (General): ___________________________________________________________


                                  Page 1 of 1                           INITIAL

                                                                        -------

                                                                        -------

                           SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE ("AMENDMENT") IS ENTERED INTO THIS 23RD DAY OF OCTOBER, 1989 AND AMENDS THAT CERTAIN LEASE BY AND BETWEEN HACIENDA PARK ASSOCIATES, A CALIFORNIA GENERAL PARTNERSHIP ("LANDLORD") SUCCESSOR IN INTEREST TO CALLAHAN PENTZ PROPERTIES, PLEASANTON - SITE 30A AND SCJ INSURANCE SERVICES, A CALIFORNIA CORPORATION SUCCESSOR IN INTEREST TO JOHANSEN INVESTMENT CORPORATION, A CALIFORNIA CORPORATION, ("TENANT") DATED OCTOBER 9, 1987.

                                    Recitals


A. Landlord and Tenant have entered into a Lease for approximately thirteen thousand one hundred seventy-nine (13,179) square feet (Premise A) commonly known as the street address of 5934 Gibraltar Drive, Suite 100 and Suite 202, Pleasanton, CA and two thousand one hundred seventeen (2,117) square feet (Premises B) commonly known as the street address of 4698 Willow Road, Pleasanton, CA. Premises A and Premises B are referred to as the "Premise". The Property on which the Premises are located is shown on Exhibit A attached hereto.

B. The Net Monthly Rent for the Premises for the period March 15, 1988 to April 14, 1990 is $18,634.35 and the Net Monthly Rent shall be increased on April 15, 1990 to Twenty-One Thousand One Hundred Fifty-Four and 35/100ths Dollars ($21,154.35).

C. Landlord and Tenant desire to expand the Premises A to include Suite 208 ("New Premises") at 5934 Gibraltar Drive attached hereto as Exhibit B, and to remove from the Premises, Premises B at 4698 Willow Road.

         NOW, THEREFORE, the parties agree as follows:


1. PREMISES: Section 1.1 of the Lease is amended to provide that the Premises shall include thirteen thousand one hundred seventy-nine (13,179) square feet, original Premises A and an additional three thousand one hundred square feet (3,100) square feet known as Suite 208 ("New Premises"), and the Tenant shall surrender use of two thousand one hundred and seventeen (2,117) square feet consisting of Premises B at 4698 Willow Road, Pleasanton, CA.

2. TENANT'S PERCENTAGE: Section 1.9 of the Lease is amended to provide that Tenant's Building Percentage is to be thirty-nine and one tenths percent (39.1%) for the purposes of the Premises at 5934 Gibraltar Drive and zero percentage (0%) at 4698 Willow Road.

3. TENANT IMPROVEMENTS: Suite 208 has been improved by the Landlord. The Landlord shall modify such improvements and install an exterior doorway in Suite 100 of Premises A. The Landlord shall construct the Tenant Improvements in accordance with the Work Letter Agreement attached as Exhibit C.

Second Amendment to Lease
SCJ Insurance Service
October 23, 1989
Page 2




4. OCCUPANCY OF NEW PREMISES: The Landlord anticipates completion of the improvement of the Original Premises and the New Premises by December 1, 1989. Tenant agrees to relocate its property from and surrender the possession of Premises B at 4698 Willow Road by December 8, 1989.

5. Except as expressly provided herein, the Lease shall remain in full force and effect and unamended.


LANDLORD:                                 TENANT:

HACIENDA PARK ASSOCIATES                  SCJ INSURANCE SERVICES,
A CALIFORNIA GENERAL PARTNERSHIP          A CALIFORNIA CORPORATION

BY:  SIG                                  BY:  SIG
     -------------------------------           -------------------------------

ITS: MANAGING PARTNER                     ITS: PRESIDENT
     -------------------------------           -------------------------------

BY:                                       BY:
     -------------------------------           -------------------------------

ITS:                                      ITS:
     -------------------------------           -------------------------------

                                  THE PROJECT


Real Property in the City of Pleasanton, County of Alameda, State California. Shell construction for a 85,090 square foot, two building R&D complex situated on 5.577 acres described as Lot 30A, Parcel Map 4147, filed January 9, 1984 in Book 141 of Maps, Page 89, Alameda County Records, APN Number 941-2759-20.


                                   [GRAPHIC]

                                   EXHIBIT B
                                  THE PREMISES

                           Site 30A - Saratoga Center

                              5934 Gibraltar Drive
                             Pleasanton, California

                                   [GRAPHIC]

                                   EXHIBIT C
                             WORK LETTER AGREEMENT

                             SCJ INSURANCE SERVICES

        In connection with the Tenant Improvements to be installed on the Premises, the parties hereby agree as follows:

        1. PLANS AND SPECIFICATIONS. The Tenant Improvements shall include only those improvements described in the Preliminary Plans and Specifications attached hereto as EXHIBIT C-1. Landlord shall retain INTERFORM as the architect ("Architect") for the completion of final working architectural and engineering plans and specifications for the Tenant Improvements to be constructed on the Premises ("Final Plans and Specifications"). Tenant shall cooperate diligently with the Architect, and shall furnish on or before October 13, 1989, all information required by the Architect for completion of the Final Plans and Specifications. Landlord and Tenant shall indicate their approval of the Final Plans and Specifications by initialing them and attaching them hereto as EXHIBIT C-2.

        2.      CONSTRUCTION OF TENANT IMPROVEMENTS.

                2.1 Landlord shall employ VANDERSON CONSTRUCTION, INC. ("the Contractor") as the General Contractor for the construction of the Tenant Improvements in the Premises. The Contractor shall construct the Tenant Improvements substantially in conformance with the Plans and Specifications as set forth in Exhibits C-1 and C-2 hereof. In the event any materials required for the Tenant Improvements are not readily available, Landlord and/or the Contractor may substitute equivalent materials provided, however, Landlord shall notify Tenant of the substitution of said materials. Contractor shall construct the Tenant Improvements in a timely fashion to provide Tenant occupancy of the Premises as set forth in Paragraph 3.2 of the Lease for the Tenant Improvement Cost, as set forth in Paragraph 3 hereof. Contractor shall construct the Tenant Improvements in a timely and workmanlike fashion in accordance with the Final Plans and Specifications, attached hereto as Exhibit C-2.

                2.2 Tenant may construct improvements to the Premises that are constructed at its sole cost and expense, or install personal property such as telephones, data cabling, etc. that are required to effect its occupancy of the Premises concurrently with Landlord's Contractor's construction of the Tenant Improvements. Such activity by Tenant shall not cause delays in Landlord's construction or cause the cost of the Landlord's Tenant Improvements to be increased. In such event, Tenant shall be responsible for such increased cost.

        3. Tenant Improvements Cost. The Tenant Improvements Cost ("Tenant Improvements Cost") to be paid by Landlord shall be defined to include all direct and indirect costs associated with Landlord's construction of the Tenant Improvements in accordance with Exhibit C-1 and C-2, including but not limited to those items as follows:

                (a) all costs of preliminary and final architectural and engineering plans and specifications, including as-built drawings, for the Tenant Improvements, and engineering costs associated with completion of the State of California energy utilization calculations under Title 24 legislation;

                (b) All costs of obtaining building permits and other necessary authorizations from the appropriate governmental agencies;


                                   Exhibit C

                            THIRD AMENDMENT TO LEASE

        THIS THIRD AMENDMENT TO LEASE ("AMENDMENT") IS ENTERED INTO THIS 6TH DAY OF MARCH, 1992 AND AMENDS THAT CERTAIN LEASE BY AND BETWEEN HACIENDA PARK ASSOCIATES, A CALIFORNIA GENERAL PARTNERSHIP ("LANDLORD") SUCCESSOR IN INTEREST TO CALLAHAN PENTZ PROPERTIES, PLEASANTON -- SITE 30A AND SCJ INSURANCE SERVICES, A CALIFORNIA CORPORATION SUCCESSOR IN INTEREST TO JOHANSEN INVESTMENT CORPORATION, A CALIFORNIA CORPORATION, ("TENANT") DATED OCTOBER 9, 1987, ATTACHED AS EXHIBIT "A".

        NOW, THEREFORE, the parties agree as follows:

1. TERM: Section 1.4 of the Lease is amended to provide the term as sixty-six (66) months, commencing September 1, 1992 and terminating February 28, 1998.

2. NET MONTHLY RENT: Section 1.6.1 of the Lease is amended to provide that the monthly rent commencing on the first day of the first month of the term, Tenant shall pay Nineteen Thousand Five Hundred Thirty-Four and 80/100 ($19,534.80) Dollars.

3. OPERATING EXPENSE BASE: Section 1.6.2 of the Lease is amended to provide that the operating expense base shall be the actual operating expenses incurred during 1992 as defined in Paragraphs 15 and 16. In the event the building is less than one hundred percent (100%) leased during 1992, the expenses shall be adjusted to reflect a one hundred percent (100%) leased building. Notwithstanding anything to the contrary, Tenant shall not be obligated to pay for any increases in operating expenses resulting from any increases in the North Pleasanton Assessment districts referred to in 1.6.4 a, b, and c. In the event the building is sold during the base lease term and the sale results in an increase in real property taxes, Landlord shall credit the tenant at the close of escrow an amount equal to the resulting real property tax increase discounted by the prevailing prime rate at the close of escrow. This payment shall only apply to the increase in taxes Tenant would be subject to in the base lease term and does not apply to any subsequent extensions.

4. NET MONTHLY RENT ADJUSTMENTS: Section 1.7 of the Lease is amended to provide that the rent be increased during the term as follows: March 1, 1993 to Twenty thousand Three Hundred Forty-eight and 75/100ths ($20,348.75), March 1, 1995 to Twenty-One Thousand Nine Hundred Seventy-Six and 65/100ths ($21,976.65) dollars March 1, 1997 to Twenty-Two Thousand Seven Hundred Ninety and 60/100ths ($22,790.60) dollars.

THIRD AMENDMENT TO LEASE
Page 2



5. Tenant Improvements: Landlord shall paint and recarpet the Tenant's Premises located on the second floor of the building and recarpet the ground floor reception area only at Landlord's sole cost with building standard materials which are of similar quality to the existing carpet and paint.* Tenant and Landlord shall mutually agree on an acceptable time for the work to be completed. Landlord shall not be obligated to paint or recarpet Tenant's space known as Suite 100, located on the ground floor of the building, except as stated above.

6. Notification of Available Space: In the event space comes available within the building during tenant's lease term. Landlord shall notify Tenant in writing of the availability. Landlord shall have no obligation to hold available space off the market and shall only be obligated to notify Tenant of the availability of the space.

7. Option to Renew: Provided that Tenant is not in default hereunder either at the time of exercise or at the time extended term commences, Tenant shall have the option to extend the Lease for one (1) extended five (5) year term on the same terms, covenants and conditions provided herein, except that upon such renewal the monthly base rent due hereunder shall be determined pursuant to Paragraph B. Tenant shall exercise its option by giving Landlord written notice ("Option Notice") at least one hundred eighty (180) days prior to the expiration of the initial term of this Lease.

        B. Option Period Monthly Rent. The Monthly Rent for the Option Period, which shall include the initial Monthly Rent and all adjustments, shall be determined as follows:

        (i) The parties shall have fifteen (15) days after Landlord receives the Option Notice within which to agree on the Monthly Rent for the Option Period based upon the then fair market rental value of the Premises as defined in Paragraph B (iii). If the parties agree on the Monthly Rent for the Option Period within fifteen (15) days, they shall immediately execute an amendment to this Lease stating the Monthly Rent for the Option Period.

        (ii) If the parties are unable to agree on the Monthly Rent for the Option Period within fifteen (15) days, then, the Monthly Rent for the Option period shall be the then current fair market value of the Premises as determined in accordance with Paragraph B (iv).

        (iii) The "then fair market rental value of the Premises" shall be defined to mean the fair market rental value of the Premises as of the commencement of the Option Period, taking into consideration the uses permitted under this lease, the quality, size, design and location of the Premises, and the rent for comparable buildings located in Pleasanton. In no event shall the fair market monthly value of the Premises for the Option Period be less than the Monthly Rent last payable under the Lease.

        *Tenant shall be responsible for moving Tenant's furniture and equipment both prior to commencement and after completion of Landlord's work.

[Initial]

THIRD AMENDMENT TO LEASE
Page 3


        (iv) Within seven (7) days after the expiration of the fifteen (15) day period set forth in Paragraph 51.B(ii), each party, at its cost and by giving notice to the other party, shall appoint a real estate appraiser with at least five (5) years' full time commercial appraisal experience in the area in which the Premises are located to appraise and set the then fair market rental value of the Premises for the Option Period. If a party does not appoint an appraiser within ten (10) days after the other party has given notice of the name of its appraiser, the single appraiser appointed shall be the sole appraiser and shall set the then fair market rental value of the Premises. If the two (2) appraisers are appointed by the parties as stated in this paragraph, they shall meet promptly and attempt to set the then fair market rental value of the Premises. If they are unable to agree within thirty (30) days after the second appraiser has been appointed, they shall attempt to elect a third appraiser meeting the qualifications stated in this paragraph within ten
        (10) days after the last day the two (2) appraisers are given to set the then fair market rental value of the Premises. If they are unable to agree on the third appraiser, either of the parties to this Lease, by giving ten (10) days' notice to the other party, can apply to the then President of the Alameda County Superior court, for the selection of a third appraiser who meets the qualifications stated in this paragraph. Each of the parties shall bear one-half (1/2) of the cost of appointing the third appraiser and of paying the third appraiser's fee. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either party.

        Within thirty (30) days after the selection of the third appraiser, a majority of the appraisers shall set the then fair market value of the Premises. If a majority of the appraisers are unable to set the then fair market rental value of the Premises within the stipulated period of time, the three (3) appraisals shall be added together and their total divided by three (3); the resulting quotient shall be the then fair market rental value of the Premises.

        If, however, the low appraisal and/or the high appraisal are/is more than ten percent (10%) lower and/or higher than the middle appraisal, the low appraisal and/or the high appraisal shall be disregarded. If only one appraisal is disregarded, the remaining two (2) appraisals shall be added together and their total divided by two (2); the resulting quotient shall be the then fair market rental value of the Premises. If both the low appraisal and the high appraisal are disregarded as stated in this paragraph, the middle appraisal shall be the then fair market rental value of the Premises.

THIRD AMENDMENT TO LEASE
Page 4


        After the then fair market rental value of the Premises has been set, the appraisers shall immediately notify the parties and the Monthly Rent for the Option Period shall be such amount.

8. Except as expressly provided herein, the Lease shall remain in full force and effect.


LANDLORD:                                       TENANT:

Hacienda Park Associates                        SCJ Insurance Services
A California General Partnership                A California Corporation

By:   [SIG]                                     By:   [SIG]
   -----------------------------                   -----------------------------

Its:  Vice President                            Its:  President
    ----------------------------                    ----------------------------

After Hour HVAC/Lights: Landlord shall make the necessary adjustments to the building HVAC/Energy Management system to allow Tenant the ability to turn lights on during non-business hours, free of after-hour charges, but Tenant shall be responsible for paying reasonable charges for HVAC usage during non-business hours.

        [SIG]

                           FOURTH AMENDMENT TO LEASE

THIS FOURTH AMENDMENT TO LEASE ("AMENDMENT") IS ENTERED INTO THIS 18TH DAY OF AUGUST, 1992 AND AMENDS THAT CERTAIN LEASE BY AND BETWEEN HACIENDA PARK ASSOCIATES, A CALIFORNIA GENERAL PARTNERSHIP ("LANDLORD") SUCCESSOR IN INTEREST TO CALLAHAN PENTZ PROPERTIES, PLEASANTON - SITE 30A AND SCJ INSURANCE SERVICES, A CALIFORNIA CORPORATION SUCCESSOR IN INTEREST TO JOHANSEN INVESTMENT CORPORATION, A CALIFORNIA CORPORATION, ("TENANT") DATED OCTOBER 9, 1987, ATTACHED AS EXHIBIT "A".

NOW, THEREFORE, the parties agree as follows:

1. PREMISES: Section 1.1 of the Lease is amended to provide that the Premises, upon the completion of the tenant improvements described in Exhibit "C" is approximately 8,882 rentable square feet located on the first and second floor of 5934 Gibraltar Drive as outlined Exhibit "B" attached hereto.

2. NET MONTHLY RENT: Section 1.7 is amended to provide that the rent would be adjusted as follows: Upon completion of the tenant improvements as described in Exhibit "C" attached hereto, the monthly rental rate shall be $12,878.90.

3. SECURITY DEPOSIT: Section 1.8 and Section 7 is amended to provide that upon execution of this document, Tenant shall provide Landlord with a security deposit of $13,000.00. Provided Tenant has not been in default during the first twenty-four (24) months of the lease term, Landlord shall return to Tenant said security deposit.

4. TENANT'S PERCENTAGE: Upon completion of the tenant improvements described in Exhibit "C", Tenant's percentage in Section 1.9 shall be
        21.32 percent of 5934 Gibraltar Drive and 10.67 percent of the Project.

5. TENANT IMPROVEMENTS: Landlord shall modify the Premises at its sole cost as described in Exhibit "C" attached hereto. Tenant shall be responsible for, at its sole cost and expense, removal and replacement of all its furniture from the areas described in Exhibit "C" at the request of the general contractor to accommodate tenant improvement construction. In the event Tenant fails to move said furniture, Landlord shall do so and Tenant shall promptly reimburse Landlord for the cost associated there with.

6.      NOTIFICATION OF AVAILABLE SPACE:
        In the event space comes available within the building during tenant's lease term, Landlord shall notify Tenant in writing of the availability. Landlord shall have no obligation to hold available space off the market and shall only be obligated to notify Tenant of the availability of the space.

7. Except as expressly provided herein, the Lease and First, Second, and Third amendments shall remain in full force and effect.

LANDLORD:                               TENANT:

Hacienda Park Associates                SCJ Insurance Services
A California General Partnership        A California Corporation

By:     [SIG]                           By:     [SIG]
   -----------------------------           -----------------------------

Its:    Vice President                  Its:    President
    ----------------------------            ----------------------------

                                 MUTUAL RELEASE


         In consideration of the mutual covenants contained in that certain Agreement Regarding Landlord's Consent to Assignment, dated as of February 29, 1996, (the "Agreement") by and among SCJ Insurance Services, a California corporation ("Assignor"), Pro Business, Inc., a Delaware corporation ("Assignee"), and Hacienda Park Associates, a California general partnership ("Landlord"), Landlord fully releases and discharges Assignor and its partners, employees, agents, brokers, contractors, officers and directors from any actions, causes of action, claims and demands, costs, from, and relinquish all rights, claims and actions that Landlord may have against Assignor which arise under that certain Lease; dated as of October 9, 1987, as amended, between Landlord and Assignee (the "Lease"). Landlord represents and warrants that it has not sold, assigned, or otherwise transferred any of the claims released by this Mutual Release.

         In consideration of the mutual covenants contained in the Agreement, Assignor and Assignee fully release and discharge Landlord and its partners, employees, agents, brokers, contractors, officers and directors and their respective employees, officers and directors from any actions, causes of action, claims and demands, costs, from, and relinquish all rights, claims and actions that either Assignor or Assignee may have against Landlord which arise under the Lease and which relate to obligations of Landlord under the Lease to be performed or accruing prior to the date of this Mutual Release. Assignor and Assignee each represents and warrants that it has not sold, assigned, or otherwise transferred any of the claims released by this Mutual Release.

         Each party agrees that all rights under Civil Code Section 1542 and under any other applicable, similar law are expressly waived. California Civil Code Section 1542 provides as follows:

         A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

         Each party represents and warrants to the other party that the party has read and understood this Mutual Release and the releases contained herein and that each party has had the legal effect of this Mutual Release explained by competent legal counsel of that party's own choice and that each party is executing this Mutual Release of that party's own free will.



                                   EXHIBIT A

         This Mutual Release may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one Release.

         This Mutual Release shall be governed by and construed in accordance with the laws of the State of California.

         If any lawsuit is filed which relates to or arises out of this Mutual Release, the prevailing party shall be entitled to recover from each other party such attorneys' fees as the court may award in addition to such other costs and expenses of suit as may be allowed by law. A party need not be entitled to recover a monetary judgment in order to be found to be the "prevailing party".


DATED:                   , 1996
       ------------------


                                        LANDLORD:

                                        HACIENDA PARK ASSOCIATES,
                                        a California general partnership

                                        By PaineWebber Equity Partners Two
                                        Limited Partnership,
                                        a Virginia limited partnership,
                                        Its General Partner

                                        By:  Second Equity Partners, Inc.
                                        Its  Managing General Partner

                                             By:  /s/ SIG
                                                  ----------------------------

                                             Its: VICE PRESIDENT
                                                  ----------------------------



                                   EXHIBIT A

                                             ASSIGNOR:
                                             SCJ Insurance Services,
                                             a California corporation


                                             By:  /s/ SHIRLEY LAPP
                                                  ----------------------------
                                                  Shirley Lapp, President

                                             ASSIGNEE:

                                             Pro Business, Inc.,
                                             a Delaware corporation


                                             By:  [SIG]
                                                  ----------------------------

                                             Its: EVP-OPERATIONS
                                                  ----------------------------



                                   EXHIBIT A

                     ASSIGNMENT AND ASSUMPTION OF LEASE


         THIS ASSIGNMENT AND ASSUMPTION OF LEASE (this "Assignment"), dated as of February 29, 1996, is entered into by and between SCJ Insurance Services, a California corporation ("Assignor"), and Pro Business, Inc., a Delaware corporation ("Assignee").

                                  WITNESSETH:

         WHEREAS, Assignor is the tenant under that certain lease by and between Hacienda Park Associates, a California general partnership ("Landlord"), and Assignor, dated as of October 9, 1987, as amended by that certain First Amendment, dated October 9, 1987, that certain Second Amendment, dated October 30, 1989, that certain Third Amendment, dated March 6, 1992, and that certain Fourth Amendment, dated August 18, 1992 (collectively, the "Lease"); and

         WHEREAS, Assignor desires to assign its interest as tenant under the Lease to Assignee, and Assignee desires to accept such assignment and has agreed to assume Assignor's obligations under the Lease.

         NOW, THEREFORE, in consideration of the promises and conditions contained herein, Assignor and Assignee hereby agree as follows:

         1. Assignor hereby assigns to Assignee all of its right, title and interest in and to the Lease, effective as of October 1, 1996 (the "Effective Date"). Assignor and Assignee may mutually agree upon an earlier Effective Date provided that they give Landlord written notice of such earlier Effective Date.

         2. Assignee hereby assumes all obligations of Assignor under the Lease, effective as of the Effective Date.

         3. Assignor hereby acknowledges that its obligations under the Lease shall not be diminished or relieved in any way by reason of this Assignment or any modification of the Lease made subsequent to the date of this Assignment and that it shall remain liable for all obligations under the Lease to be performed or accruing prior to the Effective Date.

         4. This Assignment shall be binding on and inure to the benefit of the parties hereto and their successors in interest and assigns.

         5. Assignor agrees to pay all rent and other sums payable under the Lease when due and not to otherwise default under the Lease so as to prevent Landlord's consent to assignment of the Lease upon the Effective Date. Assignee agrees to pay all rent and other sums payable when due and not to otherwise default under that certain Lease, dated as of August 12, 1992, by and between Landlord and Assignee's predecessor-in-interest so as to prevent Landlord's consent to assignment of the Lease upon the Effective Date.

         6. Assignor agrees to timely keep, perform and discharge all of the obligations as tenant under the Lease that shall have accrued and/or are to have been performed prior to the Effective Date. Assignor shall indemnify, defend and hold Assignee harmless from and against any and all claims, demands, liabilities and obligations of tenant under the Lease arising out of or relating to the period prior to the Effective Date. Assignee agrees to timely keep, perform and discharge all of the obligations of tenant under the Lease that shall accrue and/or are to be performed after the Effective Date. Assignee shall indemnify, defend and hold Assignor harmless from and against any and all claims, demands, liabilities and obligations of tenant under the Lease arising out of or relating to the period after the Effective Date.

         7. Notwithstanding Paragraph 6 above, Assignor and Assignee agree that (a) Assignee shall be entitled to receive any refund or credit given by Landlord after the Effective Date as a result of the overpayment by Assignor of its prorata share of operating expenses, common area expenses and real property taxes applicable to any period prior to the Effective Date; and (b) Assignee shall pay the amount of the shortfall, if any, determined by Landlord after the Effective Date in the amount paid by Assignor of its prorata share of operating expenses, common area expenses and real property taxes applicable to any period prior to the Effective Date.

         IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the date first above written.


                                             ASSIGNOR:

                                             SCJ Insurance Services,
                                             a California corporation


                                             By:  /s/ SHIRLEY LAPP
                                                  ----------------------------
                                                  Shirley Lapp, President

                                             ASSIGNEE:

                                             Pro Business, Inc.,
                                             a Delaware corporation


                                             By:  [SIG]
                                                  ----------------------------

                                             Its: EVP-OPERATIONS
                                                  ----------------------------

              AGREEMENT REGARDING LANDLORD'S CONSENT TO ASSIGNMENT


         THIS AGREEMENT REGARDING LANDLORD'S CONSENT TO ASSIGNMENT (this "Agreement"), dated as of February 29, 1996, is entered into by and among SCJ Insurance Services, a California corporation ("Assignor"), Pro Business, Inc., a Delaware corporation ("Assignee"), and Hacienda Park Associates, a California general partnership.("Landlord").

                                  WITNESSETH:

         WHEREAS, Assignor is the tenant under that certain lease by and between Landlord and Assignor, dated as of October 9, 1987, as amended by that certain First Amendment, dated October 9, 1987, that certain Second Amendment, dated October 30, 1989, that certain Third Amendment, dated March 6, 1992, and that certain Fourth Amendment, dated August 18, 1992 (collectively, the "Lease"); and

         WHEREAS, Assignor desires to assign its interest as tenant under the Lease to Assignee, effective as of October 1, 1996 (the "Effective Date"), and Assignee desires to accept such assignment and has agreed to assume Assignor's obligations under the Lease effective as of the Effective Date.

         NOW, THEREFORE, in consideration of the promises and conditions contained herein, Assignor and Landlord hereby agree as follows:

         1. Assignor and Assignee may designate an earlier Effective Date upon not less than fifteen (15) days written notice signed by Assignor and Assignee to Landlord.

         2. Landlord agrees to consent to the assignment of the interest of Assignor under the Lease to Assignee as of the Effective Date and to release and discharge Assignor from its obligations under the Lease to be performed or accruing after the Effective Date upon the written request of Assignor and Assignee delivered to Landlord not earlier than fifteen (15) days prior to or more than fifteen (15) days following the Effective Date; provided that as of the Effective Date (a) Assignor is not in material default under the Lease, (b) there has then occurred no event which would constitute a material default under the Lease with notice or the passage of time, or both, (c) Assignee is not in material default under that certain Lease, dated as of August 12, 1992, by and between Landlord and Assignee's predecessor-in-interest ("Assignee's Lease"'), (d) there has then occurred no event which would constitute a material default under Assignee's Lease with notice or the passage of time, or both, (e) Assignor has vacated the leased premises in the condition required by the Lease and (f) Assignor and Assignee release and discharge Landlord in writing from all obligations under to be performed by Landlord prior to the Effective Date. In furtherance of the foregoing Assignor agrees that Landlord shall have no obligation to release Assignor as of the Effective Date unless Assignor shall have made all payments, including, without limitation, base rent, reimbursements of operating expenses, common area expenses and real property taxes required by the Lease when due under the Lease and within the periods allowed for such payments under the Lease. A monetary default under the Lease shall be deemed to be a material default thereunder. Prior to executing and delivering the release referred to above Landlord shall have the right to inspect the leased premises in order to ascertain their condition.
The parties agree that the release referred to above shall be in the form of Exhibit A attached hereto.

         2. Assignor hereby releases and discharges Landlord, and its partners, employees, agents, brokers and contractors from the obligations of Landlord and any claims which Assignor may have relating to the obligations of Landlord, and its partners, employees, agents, brokers and contractors under the Lease accruing or arising prior to the date of this Agreement.

         3. Notwithstanding Paragraph 6 of that certain Assignment and Assumption of Lease of even date herewith between Assignor and Assignee (a) Assignee shall be entitled to receive any refund or credit given by Landlord after the Effective Date as a result of the overpayment by Assignor of its prorata share of operating expenses, common area expenses and real property taxes applicable to any period prior to the Effective Date; and (b) Assignee shall pay the amount of the shortfall, if any, determined by Landlord after the Effective Date in the amount paid by Assignor of its prorata share of operating expenses, common area expenses and real property taxes applicable to any period prior to the Effective Date. Assignee hereby expressly assumes the obligation to pay the amount of the shortfall, if any, determined by Landlord after the Effective Date in the amount paid by Assignor of its prorata share of operating expenses, common area expenses and real property taxes applicable to any period prior to the Effective Date.

         4. This Agreement shall be binding on and inure to the benefit of the parties hereto and their successors in interest and assigns.


         IN WITNESS WHEREOF, Assignor and Landlord have executed this Assignment as of the date first above written.


                                        LANDLORD:

                                        HACIENDA PARK ASSOCIATES,
                                        a California general partnership

                                        By PaineWebber Equity Partners Two
                                        Limited Partnership,
                                        a Virginia limited partnership,
                                        Its General Partner

                                        By:  Second Equity Partners, Inc.
                                        Its  Managing General Partner

                                             By:  [SIG]
                                                  ----------------------------

                                             Its: VICE PRESIDENT
                                                  ----------------------------


                                        ASSIGNOR:
                                        SCJ Insurance Services,
                                        a California corporation


                                        By:  /s/ SHIRLEY LAPP
                                             ---------------------------------
                                             Shirley Lapp, President

                                        ASSIGNEE:

                                        Pro Business, Inc.,
                                        a Delaware corporation


                                        By:  [SIG]
                                             ---------------------------------

                                        Its: EVP-OPERATIONS
                                             ---------------------------------

                      ACCESS AND HOLD HARMLESS AGREEMENT

      This agreement is dated May 8, 1996 and entered into by SCJ Insurance Services (SCJ), a California corporation and Pro Business, Inc. (Pro Business), a Delaware corporation.

      WHEREAS, SCJ and Pro Business have mutually agreed that the assumption effective date of the Assignment and Assumption of Lease by and between SCJ Insurance Services, a California Corporation and Pro Business Inc., a Delaware Corporation dated February 29, 1996 and the assumption effective date of the Agreement Regarding Landlord's Consent to Assignment by and among Hacienda Park Associates, a California general partnership, Pro Business Inc., a Delaware corporation and SCJ Insurance Services, a California corporation dated February 29, 1966 has been revised to July 1, 1996;

      WHEREAS, Pro Business desires access to such premises covered by the Assignment and Assumption of Lease prior to July 1, 1996 but not earlier than May 13, 1996 for the sole purpose of preparing the premises for their occupancy on or after July 1, 1996;

      WHEREAS, SCJ has agreed to allow Pro Business access to such premises covered by the Assignment and Assumption of Lease prior to the July 1, 1996 but not earlier than May 13, 1996 for the sole purpose of preparing the premises for Pro Business's occupancy on or after July 1, 1996;

      WHEREAS, Pro Business has examined the premises in detail and agrees to accept the space in "AS IS" condition and Pro Business agrees that all costs associated with improvements or modifications required for their occupancy are Pro Business's responsibility;

      WHEREAS, has agreed to pay Pro Business $6,000 on July 1, 1996;

      WHEREAS, Pro Business acknowledges and agrees that their occupancy on or after July 1, 1996 is contigent upon Hacienda Park Associates, a California general partnership, signing that certain release shown as Exhibit "A" to the Agreement Regarding Landlord's Consent to Assignment by and among Hacienda Park Associates, a California general partnership, SCJ Insurance Services, a California corporation and Pro Business Inc., a Delaware corporation dated February 29, 1996. In other words Pro Business may not occupy the premises prior to Hacienda Park Associates signing the Exhibit "A" release in favor of SCJ.

      NOW, THEREFORE, in consideration of the promises and conditions contained herein, Pro Business hereby agrees to defend and hold harmless SCJ Insurance Services and its employees, agents, brokers, contractors, officers, and directors from any actions, causes of action, claims and demands or costs of any type, including attorney fees, directly or indirectly related to or in any manner caused by Pro Business in preparation of the premises for occupancy or any activity by Pro Business, its employees, agents, brokers, contractors, officers and directors.

        This agreement, the Assignment and Assumption agreement dated February 29, 1996 and the Landlord's Consent to Assignment dated February 29, 1996 represent all of the agreements between Pro Business and SCJ related to the assignment and assumption of the lease. No other representations, understanding or agreements have been made or relied upon.

        IN WITNESS WHEREOF, SCJ and Pro Business have executed this as of the date first above written.

                                        SCJ Insurance Services,
                                        5860 West Las Positas Blvd., Suite 25
                                        Pleasanton, CA 94588


                                        By: _________________________________
                                                 John B. McKenzie, CFO


                                        Dated: ______________________________


                                        Pro Business Inc.,
                                        5934 Gibralter Drive, Suite 101
                                        Pleasanton, CA 94588


                                        By: _________________________________


                                        Its: ________________________________


                                        Dated: ______________________________

                                June 24, 1996

Mitch Everton
Vice President - Operations
Pro Business
5934 Gibralter Drive
Pleasanton, CA 94588

      Re:  Assignment and Assumption of Lease

Dear Mitch:

      This letter is an addendum to the Access and Hold Harmless Agreement dated May 8, 1996 by and between SCJ Insurance Service, a California Corporation and Pro Business Inc., a Delaware Corp[oration. We have agreed to the following changes:

      * The requirement that SCJ Insurance Services pay Pro Business $6,000 on July 1, 1996 or at any time is hereby eliminated.

      * Pro Business may occupy the premises at any time on or after June 24, 1996.

      Mitch, I believe this summarizes what we talked about. If so, please sign and return a copy of this letter for my records.


                                           Sincerely,

                                           John B. McKenzie, CFO

Accepted and agreed by
Pro Business Inc.


By: ___________________________


Its: __________________________


Dated: ________________________